EXHIBIT 10.5

Record and Return to:

William C. Seligman, Esq.

Winston & Strawn

200 Park Avenue

New York, New York 10166

Grantee's (Beneficiary's) Address CIBC Inc.

622 Third Avenue, 10th Floor Attn: Real Estate Finance Group New York, New York 10017

DEED OF TRUST AND SECURITY AGREEMENT

DRAPER CROSSING I, L.C.,

AS GRANTOR

TO

       SURETY TITLE AGENCY

AS TRUSTEE,

FOR THE BENEFIT OF

CIBC INC.

BENEFICIARY

DATED: AS OF NOVEMBER , 2001

Property Address:

Northwest Comer of 12300 South Street and 300 East Street Draper, Utah

County: Salt Lake State: Utah

THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust") is made as of the ____ day of November, 2001, by DRAPER CROSSING I, L.C., a Utah limited liability company, as Grantor ("Grantor") whose address is 127 South 500 East, Suite 100, Salt Lake City. Utah 84102 to SURETY TITLE AGENCY as Trustee ("Trustee"), whose address is 6770 South 900 East, Suite 200, Midvale, Utah 84047, for the benefit of CIBC INC., a Delaware corporation ("Beneficiary"), whose address is Attn: Real Estate Finance Group, 622 Third Avenue, 10th Floor, New York, New York 10017.

WITNESSETH:

THAT for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, with power of sale all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

A.

All that certain real property situated at the Southwest corner of 12300 South Street and 300 East Street, City of Draper, County of Salt Lake, State of Utah, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim and demand whatsoever of Grantor therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

B.

All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Land (the "Improvements");

C.

All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Grantor and now or hereafter located on, attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Grantor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Land or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefor (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

D.

All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, air rights and other development rights now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Land and/or Improvements or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor;

E.

All water, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights which are appurtenant to, located on, under or above or used in connection with the Land or the Improvements, or any part thereof, whether now existing or hereafter created or acquired;

F.

All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Land;

G.

All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Beneficiary pursuant to this Deed of Trust or any other of the Loan Documents (as hereinafter defined), including, without limitation, all funds now or hereafter on deposit in the Impound Account, the Leasing

Reserve, the Payment Reserve, the Repair and Remediation Reserve and the Replacement Reserve, each as hereinafter defined and the Cash Collateral Account (including, without limitation, the T&I Impound Account and all Subaccounts), as such terms are defined in that certain Cash Management Agreement dated on or about the date hereof (the "Cash Management Agreement") by and among Grantor, THE BOYER COMPANY, L.C. and Beneficiary (collectively, the "Reserves");

H.

All leases (including, without limitation, oil, gas and mineral leases), licenses, concessions and occupancy agreements of all or any part of the Land or the Improvements now or hereafter entered into (each, a "Lease" and collectively, the "Leases") and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "Rents and Profits") of the Land or the Improvements, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future Lease or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities deposited to secure performance by the tenants, lessees or licensees, as. applicable (each, a "Tenant" and collectively, the "Tenants"), of their obligations under any such Leases, whether said cash or securities are to be held until the expiration of the terms of said Leases or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.11 of this Deed of Trust;

I.

All contracts and agreements now or hereafter entered into covering any part of the Land or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation, management agreements, service contracts, maintenance contracts, equipment leases, personal property leases and any contracts or documents relating to construction on any part of the Land or the Improvements (including plans, drawings, surveys, tests, reports, bonds and governmental approvals) or to the management or operation of any part of the Land or the Improvements;

J. All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Land or the Improvements;

K. All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Land or the Improvements, all names by which the Land or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Grantor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Land or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Land or the Improvements (collectively, the "General Intangibles");

L. All water taps, sewer taps, certificates of occupancy, permits, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Land or the Improvements and all present and future warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Land or the Improvements;

M. All building materials, supplies and equipment now or hereafter placed on the Land or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Land or the Improvements;

N. All right, title and interest of Grantor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

O. All proceeds, products, substitutions and accessions (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and proceeds of refunds of any taxes or assessments levied against the Property with respect to any period in which this Deed of Trust encumbers the Property; and

P. All other or greater rights and interests of ever}' nature in the Land or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Grantor.

FOR THE PURPOSE OF SECURING:

(1)

The debt evidenced by that certain promissory note (such promissory note, together with any and all renewals, modifications, consolidations and extensions thereof, is hereinafter referred to as the "Note") of even date with this Deed of Trust, made by Grantor to the order of Beneficiary in the original principal amount of Sixteen Million Five Hundred Thousand and 00/100 Dollars (516,500,000.00) together with interest as therein provided;

(2)

The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, guarantying, securing, modifying or otherwise relating to the indebtedness evidenced by the Note, excluding only the Hazardous Indemnity Agreement (as hereinafter defined) (the Note, this Deed of Trust, and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid;

(3)

Any and all additional advances made by Beneficiary to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances); and

(4)

Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Beneficiary, including, without limitation, all prepayment fees, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations, replacements and extensions thereof.

(All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

TO HAVE AND TO HOLD the Property unto Trustee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof;

PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note and the other Loan Documents, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, the liens, security interests, estates and rights granted by this Deed of Trust shall be satisfied and the estate, right, title and interest of Beneficiary in the Property shall cease, and upon payment to Beneficiary of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Beneficiary shall satisfy and release this Deed of Trust and the lien hereof by proper instrument.

ARTICLE I

COVENANTS OF GRANTOR

For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Deed of Trust, for so long as the indebtedness secured hereby or any part thereof remains unpaid, Grantor covenants and agrees as follows:

1.1      Warranties of Grantor. Grantor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Beneficiary, its successors and assigns, that:

(a)

Organization and Existence. Grantor is duly organized and validly existing as a limited liability company in good standing under the laws of Utah and in all other jurisdictions in which Grantor is transacting business.

(b)

Authorization. Grantor has the power and authority to execute, deliver and perform the obligations imposed on it under the Loan Documents and to consummate thé transactions contemplated by the Loan Documents and has taken all necessary actions in furtherance thereof including, without limitation, that those partners or members of Grantor whose approval is required by the terms of Grantor's organizational documents have duly approved the transactions contemplated by the Loan Documents and have authorized execution and delivery thereof by the respective signatories. To the best of Grantor's knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of the Loan Documents.

(c)

Valid Execution and Delivery. All of the Loan Documents requiring execution by Grantor have been duly and validly executed and delivered by Grantor.

(d)

Enforceability. All of the Loan Documents constitute valid, legal and binding obligations of Grantor and are fully enforceable against Grantor in accordance with their terms, subject only to bankruptcy laws and general principles of equity.

(e)

No Defenses. The Note, this Deed of Trust and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, nor would the operation of any of the terms of the Note, this Deed of Trust or any of the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

(f)

Defense of Usury. Grantor knows of no facts that would support a claim of usury to defeat or avoid its obligation to repay the principal of. interest on, and other sums or amounts due and payable under, the Loan Documents.

(g)

No Conflict/Violation of Law. The execution, delivery and performance of the Loan Documents by the Grantor will not cause or constitute a default under or conflict with the organizational documents of Grantor, any Indemnitor (as defined in the Note) or any Constituent Entity of either of them. The execution, delivery and performance of the obligations imposed on Grantor under the Loan Documents will not cause Grantor to be in default, including after due notice or lapse of time or both, under the provisions of any agreement, judgment or order to which Grantor is a party or by which Grantor is bound.

(h)

Compliance with Applicable Laws and Regulations. All of the Improvements and the use of the Property by the Grantor comply with, and shall remain in compliance with, all applicable statutes, rules, regulations and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including all applicable health, fire and building codes, and all applicable statutes, rules and

631343.04 NY:631343.2

regulations pertaining to requirements for equal opportunity, antidiscrimination, fair housing, environmental protection, zoning and land use (collectively, "Applicable Laws"). There is no evidence of any illegal activities relating to controlled substances on the Property. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Property for the use currently being made thereof have been obtained and are in full force and effect. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

(i)

Consents Obtained. All consents, approvals, authorizations, orders or filings with any court or governmental agency or body, if any, required for the execution, delivery and performance of the Loan Documents by Grantor have been obtained or made.

(j) No Litigation. There are no pending actions, suits or proceedings, arbitrations or governmental investigations against the Property, Grantor, any Indemnitor or any Constituent Entity of Grantor or any Indemnitor, whether pursuant to the Loan Documents or otherwise, an adverse outcome of which would materially affect the Grantor's performance under the Note, the Deed of Trust or the other Loan Documents.

(k) Title. The Grantor has good and marketable fee simple title to the Property, subject only to those matters expressly listed as exceptions to title or subordinate matters in the title insurance policy accepted by Beneficiary in connection with this Deed of Trust, excepting therefrom all preprinted and/or standard exceptions (the "Permitted Exceptions"). The possession of the Property has been peaceful and undisturbed and title thereto has not been disputed or questioned to the best of Grantor's knowledge. Further, Grantor and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and mortgage its interest in the Property in the manner and form hereby done or intended. Grantor will preserve its interest in and title to the Property and will forever warrant and defend the same to Beneficiary against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Property pursuant to any foreclosure.

(1) Permitted Exceptions. The Permitted Exceptions do not and will not materially and adversely affect (1) the ability of the Grantor to pay in full the principal and interest on the Note in a timely manner or (2) the use of the Property for the use currently being made thereof, the operation of the Property as currently being operated or the value of the Property.

(m) First Lien. Upon the execution by the Grantor and the recording of this Deed of Trust, and upon the execution and filing of UCC-1 financing statements or amendments thereto, the Beneficiary will have a valid first lien on the Property and a valid security interest in all personal property encumbered hereby, subject to no liens, charges or encumbrances other than the Permitted Exceptions.

(n) ERISA. The Grantor has made and shall continue to make all required contributions to all employee benefit plans, if any, and the Grantor has no knowledge of any material liability which has been incurred by the Grantor which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and each such plan has been administered in compliance with its terms and the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and any other federal or state law.

(o) Contingent Liabilities. Neither Grantor nor any Indemnitor has any known material contingent liabilities.

(p) No Other Obligations. The Grantor has no material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Grantor is a party or by which the Grantor or the Property is otherwise bound, other than obligations incurred in the ordinary course of the operation of the Property and other than obligations under this Deed of Trust, the Note and the other Loan Documents.

(q) Fraudulent Conveyance. The Grantor (1) has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (2) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loans contemplated by the Loan Documents, the fair saleable value of the Grantor's assets exceed and will, immediately following the execution and delivery of the Loan Documents, exceed the Grantor's total liabilities, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the Grantor's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than the Grantor's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Grantor's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Grantor does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Grantor).

(r) Investment Company Act. Neither Grantor nor any Indemnitor is (1) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

(s) Access/Utilities. The Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of the Property as presently used and enjoyed are located in the public right-of-way abutting the Property, and all such utilities are connected so as to serve the Property without passing over other property. All roads, and access to such roads, necessary for the full utilization of the Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Property without any further condition or cost to Grantor or Tenant.

(t) Taxes Paid. Grantor has filed all federal, state, county and municipal tax returns required to have been filed by Grantor, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Grantor, and Grantor has no knowledge of any basis for additional assessment with respect to such Taxes and Other Charges. Further, the Property is free from delinquent Taxes and Other Charges.

(u) Single Tax Lot. The Land consists of a single lot or multiple tax lots; no portion of said tax lot(s) covers property other than the Land or a portion of the Land and no portion of the Land lies in any other tax lot.

(v) Special Assessments. Except as disclosed in the title insurance policy, there are no pending or, to the knowledge of the Grantor, proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to the knowledge of the Grantor, are there any contemplated improvements to the Property that may result in such special or other assessments.

(w) Flood Zone. The Property is not located in a flood hazard area as defined by the Federal Insurance Administration.'

(x) Seismic Exposure. The Land is not located in Zone 3 or Zone 4 of the "Seismic Zone Map of the U.S.".

(y) Misstatements of Fact. No statement of fact made in the Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to the Grantor, any Indemnitor or any Constituent Entity of Grantor or any Indemnitor which has not been disclosed which adversely affects, or in the judgment of a reasonable person might adversely affect, the business, operations or condition (financial or otherwise) of the representing party.

Further, and in clarification of the foregoing, all reports, certificates, affidavits, statements and other data furnished by or on behalf of Grantor, Indemnitor and each Constituent Entity of each of them to Beneficiary, or their respective •agents, in connection with the Loan are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein misleading.

(z) Condition of Improvements. The Property has not been damaged by fire, water, wind or other cause of loss or any previous damage to the Property has been fully restored. The Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition.

(aa) No Insolvency or Judgment. Neither Grantor, nor any Indemnitor, nor any Constituent Entity of Grantor or any Indemnitor, is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Property is located or in any other court located in the United States. The proposed Loan will not render the Grantor or any general partner or member of Grantor insolvent. As used in this Certificate, the term "insolvent" means that the sum total of all of an entity's liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of all such entity's non-exempt assets, i.e., all of the assets of the entity that are available to satisfy claims of creditors.

(bb) No Condemnation. No part of any property subject to the Deed of Trust has been taken in condemnation or other like proceeding to an extent which would impair the value of the Property', the Deed of Trust or the Loan or the usefulness of such property for the purposes contemplated by the loan application relating to the Loan (the "Loan Application"), nor is any proceeding pending, threatened or known to be contemplated for the partial or total condemnation or taking of the Property.

(cc) No Labor or Materialmen Claims. All parties furnishing labor and materials have been paid in full and, except for such liens or claims insured against by the policy of title insurance to be issued in connection with the Loan, there are no mechanics', laborers' or materialmen's liens or claims outstanding for work, labor or materials affecting the Property, whether prior to, equal with or subordinate to the lien of the Deed of Trust.

(dd) No Purchase Options. No tenant, person, party, firm, corporation or other entity has an option, right of first offer, or right of first refusal, to purchase the Property, any portion thereof or any interest therein.

(ee) Leases. The Property is not subject to any leases, subleases, licenses, concessions or other agreements related to the leasing or renting of the Property or any portion thereof, except as set forth on the Rent Roll (as defined herein). No person has any possessory interest in the Property or right to occupy the same, except pursuant to the Leases. Grantor hereby represents that: (i) Grantor has delivered a schedule (the "Rent Roll") of all Leases affecting the Property, which accurately and completely sets forth in all material respects for each Lease, the following: the name of the Tenant, the Lease expiration date, extension and renewal provisions, the base rent payable, the security deposit held thereunder and any other material provisions of such Lease, which Rent Roll is true, correct and complete as of the date hereof; and (ii) the Grantor is the owner and holder of the landlord's interest under the Leases, and there are no prior assignments of all or any portion of the Leases or any portion of the Rents and Profits which are presently outstanding and have priority over the assignment of leases and rents contained herein in section 1.9 given by Grantor to Beneficiary; and (iii) each Lease constitutes the legal, valid and binding obligation of Grantor and, to the best of Grantor's knowledge and belief, is enforceable against the Tenant thereunder; and (iv) no default exists, or with the passing of time or the giving of notice or both would exist, under any Lease which would, in the aggregate, have a material adverse effect on Grantor or the Property; and (v) no Tenant has any offset or defense to the payment of rent under its Lease; and (vi) no Tenant has, as of the date hereof, paid rent under its Lease more than one (1) month in advance, and the rents under, such Lease has not been waived, released, or otherwise discharged or compromised; and (vii) all work to be performed by Grantor under each Lease has been substantially performed, all contributions to be made by Grantor to the Tenant thereunder have been made and all other conditions precedent to each Tenant's obligations thereunder have been satisfied; and (viii) each Tenant under a Lease has entered into occupancy of the demised premises; and (ix) Grantor has delivered to Beneficiary true, correct and complete copies of all Leases described in the Rent Roll; and (x) to the best of Grantor's knowledge and belief, each Tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors; and (xi) no Lease provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Deed of Trust.

(ff) Appraisal. All requirements and conditions of the appraisal of the Property submitted to Beneficiary as part of the Loan Application, upon which the value of the Property was conditioned, have been fully satisfied.

(gg) Boundary Lines. All of the Improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements, so as to affect the value or marketability of the Property except those which are insured against by title insurance.

(hh) Survey. The survey of the Property delivered to Beneficiary in connection with this Deed of Trust, has been performed by a duly licensed surveyor or registered professional engineer in the jurisdiction in which the Property is situated, is certified to the Beneficiary, its successors and assigns, and the title insurance company, and is in accordance with the most current minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto, and does not fail to reflect any material matter affecting the Property or the title thereto.

(ii) Forfeiture. There has not been and shall never be committed by Grantor or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Grantor's obligations under any of the Loan Documents.

(jj) Use of Rents and Profits. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Grantor's liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Grantor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

(kk) No Broker. No financial advisors, brokers, underwriters, placement agents, agents or finders have been dealt with by the Grantor in connection with the Loan, except for any broker whose full commission was paid out of the proceeds of the Loan and is set forth in the written instructions from Grantor to Beneficiary regarding disbursement of the proceeds of the Loan.

(11) Work. All work to be performed by Grantor under any Lease has been substantially performed, all contributions to be made by Grantor to the Tenant have been made and all other conditions precedent to the Tenant's obligations thereunder have been satisfied.

(mm) Conviction of Criminal Acts. Each of Grantor, any Indemnitor, and any Constituent Entity of Grantor or any Indemnitor, has never been convicted of a crime and is not currently the subject of any pending or threatened criminal investigation or proceeding.

(nn) Security Agreements. There are no security agreements or financing statements affecting any of the Property other than (i) as disclosed in writing by Grantor to Beneficiary prior to the date hereof and (ii) the security agreements and financing statements created in favor of Beneficiary.

(oo) Homestead. The Property forms no part of any property owned, used or claimed by Grantor as a residence or business homestead and is not exempt from forced sale under the laws of the State in which the Land is located. Grantor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead.

(pp) Contracts. Grantor will comply with all of its obligations under all Contracts which are material to the operation of the Property in accordance with Grantor's current practice, and with all material obligations under all other Contracts.

1.2

Defense of Title. If, while this Deed of Trust is in force, the title to the Property or the interest of Beneficiary therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Grantor, at Grantor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel approved by Beneficiary, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest. Notwithstanding the foregoing, in the event that Beneficiary determines that Grantor is not adequately performing its obligations under this Section, Beneficiary may, without limiting or waiving any other rights or remedies of Beneficiary hereunder, take such steps with respect thereto as Beneficiary shall deem necessary or proper; any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

1.3

Performance of Obligations. Grantor shall pay when due the principal of and the interest on the indebtedness evidenced by the Note. Grantor shall also pay all charges, fees and other sums required to be paid by Grantor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, covenants and agreements to be observed, performed or discharged by Grantor set forth in the Loan Documents in accordance with their terms. Further, Grantor shall promptly and strictly perform and comply with all covenants, conditions, obligations and prohibitions required of Grantor in connection with any other document or instrument affecting title to the Property, or any part thereof, regardless of whether such document or instrument is superior or subordinate to this Deed of Trust.

1.4

Insurance. Grantor shall, at Grantor's expense, maintain in force and effect on the Property at all times while this Deed of Trust continues in effect the following insurance:

(a)

Insurance against loss or damage to the Property by fire, windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an "all-risk" form of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement (insurable) cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Grantor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indices, appraisals or information as Beneficiary determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation, or annual valuation. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any coinsurance provisions, all subject to Beneficiary's approval.

(b)

Comprehensive Commercial General Liability Insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $1,000,000.00 per occurrence and S2,000,000.00 in the aggregate (both inclusive of umbrella coverage). During any construction on the Property, Grantor's general contractor for such construction shall also provide the insurance required in this Subsection (b). Beneficiary hereby retains the right to periodically review the amount of said liability insurance being maintained by Grantor and to require an increase in the amount of said liability insurance should Beneficiary deem an increase to be reasonably prudent under then existing circumstances.

(c)

General boiler and machinery insurance coverage is required if steam boilers or other pressure-fired vessels are in operation at the Property. Minimum liability amount per accident must equal the greater of the replacement (insurable) value of the Improvements housing such boiler or pressure-fired machinery or 52,000,000.00.

(d)

If the Property or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the indebtedness secured hereby if replacement cost coverage is not available for the type of building insured); or (ii) the maximum insurance available under the appropriate National Flood Insurance Administration program.

(e)

During the period of any construction on the Property or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Beneficiary and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

(f)

Loss of rents or loss of business income insurance in amounts sufficient to compensate Grantor for all Rents and Profits during a period of not less than eighteen (18) months in which the Property may be damaged or destroyed. The amount of coverage shall be adjusted annually to reflect the Rents and Profits or income payable during the succeeding eighteen (18) month period.

(g)

Such other insurance on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Beneficiary against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, Sinkhole, Mine Subsidence, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

All such insurance shall (i) be with insurers authorized to do business in the state within which the Property is located and who have and maintain a rating of at least "AA" from Standard & Poors, (ii) contain the complete address of the Property (or a complete legal description), (iii) be for terms of at least one year, (iv) contain deductibles which do not exceed $10,000.00 or, with respect to the policy described in clause (d) above $3,000, and (v) be subject to the approval of Beneficiary as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

Grantor shall as of the date hereof deliver to Beneficiary evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Beneficiary. Grantor shall renew all such insurance and deliver to Beneficiary certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to the insurance policies. Grantor further agrees that all such policies shall include a standard, non-contributory, mortgagee clause naming:

CFBC Inc., its successors and assigns as their interests may appear

622 Third Avenue, 10th Floor

New York, New York 10017

(x) as an additional insured under all liability insurance policies, (y) as the first mortgagee on all property insurance policies and (z) as the loss payee on all loss of rents or loss of business income insurance policies. Grantor further agrees that all such insurance policies: (1) shall provide for at least thirty (30) days' prior written notice to Beneficiary prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Beneficiary; (2) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Beneficiary in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise result in forfeiture of such insurance; (3) shall waive all rights of subrogation against Beneficiary; (4) in the event that the Land or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to Replacement Cost With Agreed Value Endorsement), Coverage B: "Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages; and (5) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Grantor hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Property or by any other action not relating to the Property which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Property to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Property as if a separate policy were issued for 100% of Replacement Cost at the time of loss and otherwise meet all of Beneficiary's applicable insurance requirements set forth in this Section 1.4. The delivery to Beneficiary of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies relating to the Property by Grantor to Beneficiary as further security for the indebtedness secured hereby. In the event of foreclosure of this Deed of Trust, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Beneficiary or other transferee in the event of such other transfer of title. Approval of any insurance by Beneficiary shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Grantor fails to provide, maintain, keep in force or deliver and furnish to Beneficiary the policies of insurance required by this Deed of Trust or evidence of their renewal as required herein, Beneficiary may, but shall not be obligated to, procure such insurance and Grantor shall pay all amounts advanced by Beneficiary therefor, together with interest thereon at the Default Interest Rate from and after the date advanced by Beneficiary until actually repaid by Grantor, promptly upon demand by Beneficiary. Any amounts so advanced by Beneficiary, together with interest thereon, shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness secured hereby. Beneficiary shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to. perform, even though Beneficiary has caused the insurance to be placed with the insurer after failure of Grantor to furnish such insurance. Grantor shall not obtain insurance for the Property in addition to that required by Beneficiary without the prior written consent of Beneficiary, which consent will not be unreasonably withheld provided that (i) Beneficiary is a named insured on such insurance, (ii) Beneficiary receives complete copies of all policies evidencing such insurance, and (iii) such insurance complies with all of the applicable requirements set forth herein.

1.5

Payment of Taxes. Grantor shall pay or cause to be paid, except to the extent provision is actually made therefor pursuant to Section 1.6 or Section 1.7 of this Deed of Trust, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. Grantor shall furnish Beneficiary with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefor. Notwithstanding the foregoing, Grantor may in good faith, by appropriate proceedings and upon notice to Beneficiary, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Beneficiary determines, in its subjective opinion, that such contest suspends the obligation to pay the tax and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Beneficiary therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Grantor deposits in the Impound Account an amount determined by Beneficiary to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Grantor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided, further, that in any event each such contest shall be concluded, the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

1.6

Tax and Insurance Impound Account. Grantor shall establish and maintain at all times while this Deed of Trust continues in effect an impound account (the "Impound Account") with Beneficiary for payment of real estate taxes and assessments and insurance on the Property and as additional security for the indebtedness secured hereby. Simultaneously with the execution hereof, Grantor shall deposit in the Impound Account an amount determined by Beneficiary to be necessary to ensure that there will be on deposit with Beneficiary an amount which, when added to the monthly payments subsequently required to be deposited with Beneficiary hereunder on account of real estate taxes, assessments and insurance premiums, will result in there being on deposit with Beneficiary in the Impound Account an amount sufficient to pay the next due periodic installment of real estate taxes and assessment on the Property at least one (1) month prior to the delinquency date thereof and the next due periodic insurance premiums with respect to the Property at least one (1) month prior to the due date thereof. Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Grantor shall pay to Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1/12) of the amount of the annual premiums that will next become due and payable on insurance policies which Grantor is required to maintain hereunder, each as estimated and determined by Beneficiary. So long as no Event of Default (as defined in Section 2.1 hereunder) has occurred and is continuing, all sums in the Impound Account shall be held by Beneficiary in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Grantor shall be responsible for ensuring the receipt by Beneficiary, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no event occurs, and no state of facts exists, which, with the giving of notice and/or the passage of time, would constitute an Event of Default (such event or state of facts, a "Default") has occurred and is continuing, Beneficiary shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Beneficiary shall be entitled to rely on any bill, statement or estimate procured from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. The Impound Account shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. No interest on the funds contained in the Impound Account shall be paid by Beneficiary to Grantor. The Impound Account is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of taxes, assessments and insurance premiums following receipt of bills, invoices or statements therefor in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Impound Account shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Beneficiary for the purposes of the Impound Account, such excess may be credited by Beneficiary on subsequent payments to be made hereunder or, at the option of Beneficiary, refunded to Grantor. If, however, the Impound Account shall not contain sufficient funds to pay the sums required when the same shall become due and payable, Grantor shall, within ten (10) days after receipt of written notice thereof, deposit with Beneficiary the full amount of any such deficiency. If the Grantor shall fail to deposit with Beneficiary the full amount of such deficiency as provided above, Beneficiary shall have the option, but not the obligation, to make such deposit and all amounts so deposited by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Upon an Event of Default, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Impound Account against the indebtedness secured hereby in whatever order Beneficiary shall subjectively determine. No such application of the Impound Account shall be deemed to cure any Default of Event of Default hereunder, and any such application shall not limit Grantor's obligation to deposit any deficiency of which Beneficiary gives notice. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the Impound Account then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto. /

1.7      Payment Reserve.

(a)

Contemporaneously with the execution hereof, Grantor has established with Beneficiary a reserve in the amount equal to one (1) regular monthly installment of principal, interest and all required reserves, deposits or impounds (the "Payment Reserve"), as determined by Beneficiary. Grantor understands and agrees that, notwithstanding the establishment of the Payment Reserve as herein required, all of the proceeds of the Note have been, and shall be considered, fully disbursed and shall bear interest and be payable on the terms provided therein. No interest on funds contained in the Payment Reserve shall be paid by Beneficiary to Grantor.

(b)

For so long as no Default has occurred hereunder, Beneficiary shall on the first Payment Date (as defined in the Note), advance from the Payment Reserve to itself the amount due and payable by Grantor under the Note on such Payment Date and shall also advance from the Payment Reserve into the Impound Account the amount of any deposit for taxes and insurance premiums and into each other Reserve the amount of any deposit required to be paid for such purpose by Grantor on such Payment Date pursuant to the terms hereof. Provided no Default has occurred after the disbursement from the Payment Reserve as aforesaid, any amounts then remaining in the Payment Reserve shall be paid to Grantor. Nothing contained herein, including, without limitation, the existence of the Payment Reserve, shall release Grantor of any obligation to make payments under the Note, this Deed of Trust or the other Loan Documents strictly in accordance with the terms hereof or thereof and, in this regard, without limiting the generality of the foregoing, should the amounts contained in the Payment Reserve not be sufficient to pay in full the amount due under the Note and the Impound Account and other Reserve deposits referenced above in this subparagraph on such Payment Date, Grantor shall be responsible for paying such deficiency on the due date of any such payments. Grantor shall not be obligated to replenish the Payment Reserve once funds are disbursed therefrom.

1.8      Replacement Reserve: Security Interest in Reserves.

(a) At Beneficiary's option, as additional security for the indebtedness secured hereby, Grantor shall establish and maintain at all times while this Deed of Trust continues in effect a repair reserve (the "Replacement Reserve") with Beneficiary for payment of certain non-recurring types of costs and expenses incurred by Grantor for interior and exterior work to the Property, including without limitation, performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, driveways, ramps, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, elevators and mechanical and HVAC equipment (collectively, the "Repairs") provided such costs and expenses are incurred for repairs (i) not incurred for ordinary wear and tear at the Property and (ii) categorized under generally accepted accounting principles as a capital expense and not as an operating expense. Commencing on the first Payment Date under the Note and continuing thereafter on each Payment Date under the Note, the Grantor shall pay Beneficiary, concurrently with and in addition to the monthly payment due under the Note and until the Note and all other indebtedness secured hereby is fully paid and performed, a deposit to the Replacement Reserve in an amount equal to $2,091.00 per month, provided, however, that Grantor shall not be required to make deposits to the Replacement Reserve in any month to the extent that, after deducting therefrom any pending requests for disbursements from the Replacement Reserve, such deposit would increase the balance in the Replacement Reserve above $60,000.00. So long as no Default has occurred and is continuing, all sums in the Replacement Reserve shall be held by Beneficiary in the Replacement Reserve to pay the costs and expenses of Repairs. So long as no Default has occurred and is continuing, Beneficiary shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Grantor the amount paid or incurred by Grantor in performing such Repairs within ten (10) days following: (a) the receipt by Beneficiary of a written request from Grantor for disbursement from the Replacement Reserve and a certification by Grantor in the form attached hereto as Exhibit B that the applicable item of Repair has been completed, (b) the delivery to Beneficiary of invoices, receipts or other evidence satisfactory to Beneficiary verifying the cost of performing the Repairs; (c) for disbursement requests in excess of $10,000.00, the delivery to Beneficiary of affidavits, lien waivers or other evidence reasonably satisfactory to Beneficiary showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (d) for disbursement requests in excess of $10,000.00, delivery to Beneficiary of a certification from an inspecting architect or other third party acceptable to Beneficiary describing the completed Repairs and verifying the completion of the Repairs and the value of the completion of the Repairs and the value of the completed Repairs; (e) for disbursement requests in excess of $10,000,00, delivery to Beneficiary of a new certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy is required by law, or a certification by Grantor that no new certificate of occupancy is required; and (f) the receipt by Beneficiary of an administrative fee in the amount of $150.00. Beneficiary shall not be required to make advances from the Replacement Reserve more frequently than once in any thirty (30) day period. In making any payment from the Replacement Reserve, Beneficiary shall be entitled to rely on such request from Grantor without any inquiry into the accuracy, validity or contestability of any such amount. Beneficiary may, at Grantor's expense, make or cause to be made during the term of this Deed of Trust an annual inspection at the Property to determine the need, as determined by Beneficiary in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Beneficiary shall provide Grantor with a written description of the required Repairs and Grantor shall complete such Repairs to the reasonable satisfaction of Beneficiary within ninety (90) days after the receipt of such description from Beneficiary, or such later date as may be approved by Beneficiary in its sole discretion. The Replacement Reserve shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Beneficiary's option and in Beneficiary's discretion, may either be held in a separate account or be commingled by Beneficiary with the general funds of Beneficiary. Interest on the funds contained in the Replacement Reserve shall be credited to Grantor as provided in Section 5.31 hereof. The Replacement Reserve is solely for the protection of Beneficiary and entails no responsibility on Beneficiary's part beyond the payment of the costs and expenses described in this Section in accordance with the terms hereof and beyond the allowing of due credit for the sums actually received. In the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Grantor shall pay the amount of such deficiency. Upon assignment of this Deed of Trust by Beneficiary, any funds in the Replacement Reserve shall be turned over to the assignee and any responsibility of Beneficiary, as assignor, with respect thereto shall terminate. Upon an Event of Default, Beneficiary may, but shall not be obligated to, apply at any time the balance then remaining in the Replacement Reserve against the indebtedness secured hereby in whatever order Beneficiary shall subjectively determine. No such application of the Replacement Reserve shall be deemed to cure any Default or Event or Default hereunder. Upon full payment of the indebtedness secured hereby in accordance with its terms or at such earlier time as Beneficiary may elect, the balance of the Replacement Reserve then in Beneficiary's possession shall be paid over to Grantor and no other party shall have any right or claim thereto.

(b) As additional security for the payment and performance by Grantor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Grantor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Beneficiary, and hereby grants to Beneficiary a security interest in, (i) the Reserves (as defined in Paragraph G of the granting clause of this Deed of Trust), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance of said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Grantor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Beneficiary's name or thé name of any entity servicing the Note for Beneficiary, and hereby acknowledges and agrees that Beneficiary, or at Beneficiary's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Beneficiary herein may be delivered by Beneficiary at any time to the financial institution wherein the Reserves have been established, and

Beneficiary, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Grantor hereby assumes all risk of loss with respect to amounts on deposit in the Reserves. Grantor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Grantor's direction and is not the exercise by Beneficiary of any right of set-off or other remedy upon an Event of Default. Grantor hereby waives all right to withdraw funds from the Reserves, and all right to receive disbursements from the Reserves except in compliance with the Loan Documents. Upon an Event of Default, then Beneficiary may, without notice or demand on Grantor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys' fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Grantor under the other Loan Documents in such manner or as Beneficiary shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Grantor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, and/or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Default hereunder or under the other Loan Documents.

1.9 Casualty and Condemnation. Grantor shall give Beneficiary prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned to and shall be paid to Beneficiary. Beneficiary may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and Beneficiary is hereby authorized, in its own name or in Grantor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Grantor shall from time to time deliver to Beneficiary any instruments required to permit such participation; provided, however, that Beneficiary shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note and (ii) 5250,000.00. Beneficiary shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to, legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

(a)      In the event of a taking of not more than twenty-five percent (25%) of the Improvements or a casualty damaging not more than forty percent (40%) of the Improvements, then if:

(1)

no Default or Event of Default is then continuing hereunder, and

(2)

the Property can, in Beneficiary's judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage within the earlier to occur of (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Grantor of Beneficiary and (ii) six (6) months prior to the Anticipated Repayment Date of the Note, and

(3)

all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in Section 1.9(a)(2) above, and

(4)

there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Grantor, the full amount of which shall at Beneficiary's option have been deposited with Beneficiary) for such restoration or repair (including, without limitation, for any costs and expenses of Beneficiary to be incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

(5)

the economic feasibility of the Improvements after such restoration or repair (and including the impact of the termination of any Leases due to such casualty or condemnation) will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Beneficiary in its determination to make the loan secured hereby, and

(6)

Grantor shall have delivered to Beneficiary, at Grantor's sole cost and expense, an appraisal report in form and substance satisfactory to Beneficiary appraising the value of the Property as proposed to be restored or repaired to be not less than the appraised value of the Property considered by Beneficiary in its determination to make the loan secured hereby, and

(7)      Grantor so elects by written notice delivered to Beneficiary within five (5) days after settlement of the aforesaid insurance or condemnation claim,

then. Beneficiary shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required for such restoration or repair, and any funds deposited by Grantor therefor, to Grantor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Beneficiary in its discretion, with any remainder being applied by Beneficiary for payment of the indebtedness secured hereby in whatever order Beneficiary directs in its absolute discretion.

(b) In the event that Grantor does not elect to restore or repair the Property pursuant to clause (a) above, or if the taking or casualty is of a greater portion of the Improvements than that specified in clause (a) above, or otherwise fails to meet the requirements of clause (a) above, then in any of such events, Beneficiary shall elect, in Beneficiary's absolute discretion and without regard to the adequacy of Beneficiary's security, to do either of the following: (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the indebtedness secured hereby in whatever order Beneficiary directs in its absolute discretion, with any remainder being paid- to Grantor, or (2) notwithstanding that Grantor may have elected not to restore or repair the Property pursuant to the provisions of Section 1.9(a)(7) above, require Grantor to restore or repair the Property in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to the deposit by Grantor with Beneficiary, within thirty (30) days after demand therefor, of any deficiency necessary in order to assure the availability of sufficient funds to pay for such restoration or repair, including Beneficiary's costs and expenses to be incurred in connection therewith, the prior approval by Beneficiary of plans and specifications, contractors and form of construction contracts and the furnishing to Beneficiary of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance satisfactory to Beneficiary in its discretion, and apply the remainder of such sums toward such restoration and repair, with any balance thereafter remaining being applied by Beneficiary for payment of the indebtedness secured hereby in whatever order Beneficiary directs in its absolute discretion.

Any reduction in the indebtedness secured hereby resulting from Beneficiary's application of any sums received by it hereunder shall take effect only when Beneficiary actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Grantor shall not be excused in the payment thereof. Partial payments received by Beneficiary, as described in the preceding sentence, shall be applied first to the final payment due under the Note and thereafter to installments due under the Note in the inverse order of their due date. If Grantor elects, or Beneficiary directs Grantor, to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Grantor shall promptly and diligently, at Grantor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Grantor shall pay to Beneficiary all costs and expenses of Beneficiary incurred in administering said rebuilding, restoration or repair, provided the Beneficiary makes such proceeds or award available for such purpose. Grantor agrees to execute and deliver from time to time such further instruments as may be requested by Beneficiary to confirm the foregoing assignment to

Beneficiary of any award, damage, insurance proceeds, payment or other compensation. Beneficiary is hereby irrevocably constituted and appointed the attorney-in-fact of Grantor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof), with full power of substitution, subject to the terms of this section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acquittances therefor.

1.10

Mechanics' Liens. Grantor shall pay when due all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Land or Improvements; provided, however, that, Grantor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Beneficiary, and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Grantor shall contest any such claim or demand, Grantor shall promptly notify Beneficiary of such contest and thereafter shall, upon Beneficiary's request, promptly provide a bond, cash deposit or other security satisfactory to Beneficiary to protect Beneficiary's interest and security should the contest be unsuccessful. If Grantor shall fail to immediately discharge or provide security against any such claim or demand as aforesaid, Beneficiary may do so and any and all expenses incurred by Beneficiary, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

1.11

Rents and Profits. As additional and collateral security for the payment of the indebtedness secured hereby and cumulative of any and all rights and remedies herein provided for, Grantor hereby absolutely and presently assigns to Beneficiary all existing and future Leases, and all existing and future Rents and Profits. Grantor hereby grants to Beneficiary the sole, exclusive and immediate right, without taking possession of the Property, to demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of said Rents and Profits, for which purpose Grantor does hereby irrevocably make, constitute and appoint Beneficiary its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof). Beneficiary shall be without liability for any loss which may arise from a failure or inability to collect Rents and Profits, proceeds or other payments. However, until the occurrence of an Event of Default under this Deed of Trust, Grantor shall have a license to collect and receive the Rents and Profits when due and prepayments thereof for not more than one month prior to due date thereof. Upon the occurrence of an Event of Default, Grantor's license shall automatically terminate without notice to Grantor and Beneficiary may thereafter, without taking possession of the Property, collect the Rents and Profits itself or by an agent or receiver. From and after the termination of such license, Grantor shall be the agent of Beneficiary in collection of the Rents and Profits and all of the Rents and Profits so collected by Grantor shall be held in trust by Grantor for the sole and exclusive benefit of Beneficiary and Grantor shall, within one (1) business day after receipt of any Rents and Profits, pay the same to Beneficiary to be applied by Beneficiary as hereinafter set forth. Neither the demand for or collection of Rents and Profits by Beneficiary, nor the exercise of Beneficiary's rights as assignee of the Leases, shall constitute any assumption by Beneficiary of any obligations under any Lease or other agreement relating thereto. Beneficiary is obligated to account only for such Rents and Profits as are actually collected or received by Beneficiary. Grantor irrevocably agrees and consents that the respective payors of the Rents and Profits shall, upon demand and notice from Beneficiary of an Event of Default hereunder, pay said Rents and Profits to Beneficiary without liability to determine the actual existence of any Event of Default claimed by Beneficiary. Grantor hereby waives any right, claim or demand which Grantor may now or hereafter have against any such payor by reason of such payment of Rents and Profits to Beneficiary, and any such payment shall discharge such payor's obligation to make such payment to Grantor. All Rents and Profits collected or received by Beneficiary may be applied against all expenses of collection, including, without limitation, attorneys' fees, against costs of operation and management of the Property and against the indebtedness secured hereby, in whatever order or priority as to any of the items so mentioned as Beneficiary directs in its sole subjective discretion and without regard to the adequacy of its security. Neither the exercise by Beneficiary of any rights under this Section nor the application of any Rents and Profits to the secured indebtedness shall cure or be deemed a waiver of any Default or Event of Default hereunder. The assignment of Leases and of Rents and Profits hereinabove granted shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property. As additional security for the indebtedness secured hereby, Grantor has executed an Assignment of Leases and Rents dated of even date herewith (as hereafter amended, consolidated or modified from time to time, the "Assignment") in favor of Beneficiary covering all of the right, title and interest of Grantor, as landlord, lessor or licensor, in and to any Leases. All rights and remedies granted to Beneficiary under the Assignment shall be in addition to and cumulative of all rights and remedies granted to Beneficiary hereunder.

1.12 Leases.

(a)

Lease Requirements. Prior to execution of any Leases after the date hereof, Grantor shall submit to Beneficiary, for Beneficiary's prior approval, which approval shall not be unreasonably withheld so long as no Default exists hereunder, a copy of the form lease Grantor plans to use in leasing space in the Improvements. Each Lease executed after the date hereof affecting any of the Land or the Improvements must provide, in a manner approved by Beneficiary, that (i) such Lease is subject and subordinate to this Deed of Trust, and (ii) the Tenant will attorn to, and recognize as its landlord, lessor or licensor, any person succeeding to the interest of Grantor in such Lease upon any foreclosure of this Deed of Trust or deed in lieu of foreclosure. Each such Lease shall also provide that, upon request of said successor-in-interest, the Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for in this Section; provided, however, that neither Beneficiary nor any successor-in-interest shall be bound by any payment of rental for more than one (1) month in advance, or any amendment or modification of said Lease made without the express written consent of Beneficiary or said successor-in-interest. No Lease shall contain any option or right of first refusal to purchase all or any portion of the Property. No Lease shall contain any right to terminate the term thereof (except in the event of the destruction of all or substantially all of the Property).

(b)

Acts Requiring Consent of Beneficiary. Grantor shall not, without the prior written consent of Beneficiary, (i) enter into any Lease of all or any portion of the Property either (Y) for space in excess of 10,000 rentable square feet, or (Z) for a term (including, without limitation, options exercisable by the lessee thereunder) of greater than five (5) years (any such lease, a "Major Lease"); (ii) cancel, terminate, abridge or otherwise modify the terms of any Major Lease, or accept a surrender thereof; (iii) consent to any assignment of, or subletting of all or any portion of the premises demised under, any Major Lease unless required by the terms thereof; (iv) cancel, terminate, abridge, release or otherwise modify any guaranty of any Major Lease or the terms thereof; (v) enter into any Lease not meeting the requirements of Section 1.12(a) of this Deed of Trust; or (vi) enter into any Lease containing material adverse variations from the current form lease approved by Beneficiary. The request for approval of each such proposed Lease shall be made to Beneficiary in writing. As part of such request, Grantor shall furnish to Beneficiary (and any loan servicer specified from time to time by Beneficiary): (1) such biographical and financial information about the proposed tenant as Beneficiary may require in conjunction with its review, (2) a copy of the proposed Lease, and (3) a summary of the material terms of such proposed Lease (including, without limitation, rental terms and the term of the proposed Lease and any options).

(c)

Affirmative Covenants Regarding Leases. Grantor shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all Leases, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. Grantor shall promptly send copies to Beneficiary of all notices of default which Grantor shall send or receive under any Lease. Grantor, at no cost or expense to Beneficiary, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the other parties under each Lease. Grantor shall furnish to Beneficiary, within ten (10) days after a request by Beneficiary to do so, but in any event by January 1 of each year, a current rent roll certified by Grantor as being true and correct containing the names of all Tenants, the terms of their respective Leases, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Beneficiary, Grantor shall deliver to Beneficiary (i) a copy of each

Lease; and (ii) an estoppel certificate from the tenant under each Lease (provided that Beneficiary shall not be required to deliver such certificates more frequently than twice in any calendar year).

(d)

Negative Covenants Regarding Leases. Grantor shall not enter into any Lease (i) without the prior written consent of Beneficiary where such consent is required pursuant to this Deed of Trust; (ii) except on terms consistent with the terms for similar leases in the market area of the Land, including, without limitation, as to the rental rate, security deposit, tenant improvement and work letter terms and free rent periods; (iii) other than with a third-party tenant unrelated to Grantor or any Affiliate (as defined herein) of Grantor; or (iv) except for an actual occupancy by the tenant, lessee or licensee thereunder. Grantor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any Lease or allow the Tenant thereunder to withhold payment of rent. Grantor shall not, without the prior written consent of Beneficiary: (1) modify any Lease; (2) terminate or accept the surrender of any Lease; or (3) waive or release any other party from the performance or observance of any obligation or condition under any Lease; provided, however, that with respect to all Leases other than Major Leases, provided no Default exists hereunder, Grantor may do any of the foregoing in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Grantor shall not solicit or accept the prepayment of any rents under any Lease for more than one (1) month prior to the due date thereof. Except for the Assignment, Grantor shall not execute any other assignment of the lessor's interest in the Leases or the Rents and Profits.

(e)

Security Deposits. All security deposits of tenants, whether held in cash or in any other form, shall not be commingled with any other funds of Grantor or any other person and, if cash, shall be deposited by Grantor at such commercial or savings bank or banks, or otherwise held in compliance with applicable law, as may be reasonably satisfactory to Beneficiary. Any bond or other instrument which Grantor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described; shall be issued by an institution reasonably satisfactory to Beneficiary; shall, if permitted pursuant to any applicable legal requirements, name Beneficiary as payee or mortgagee thereunder or, at Beneficiary's option, be assigned or fully assignable to Beneficiary; and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Beneficiary. Grantor shall, upon request, provide Beneficiary with evidence reasonably satisfactory to Beneficiary of Grantor's compliance with the foregoing. Upon an Event of Default under this Deed of Trust, Grantor shall, immediately upon Beneficiary's request (if permitted by applicable law), deliver to Beneficiary the security deposits (and any interest previously earned thereon and not disbursed to the person(s) lawfully entitled to receive same) with respect to all or any portion of the Property, to be held by Beneficiary subject to the terms of the Leases.

(f)      Rights of Beneficiary Upon Default. Upon an Event of Default, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of legal proceedings to foreclose this Deed of Trust, forthwith, upon demand of Beneficiary, Grantor shall surrender to Beneficiary and Beneficiary shall be entitled to take actual possession of the Property or any part thereof personally, or by its agent or attorneys.  In such event. Beneficiary shall have, and Grantor hereby gives and grants to Beneficiary, the right, power and authority to make and enter into Leases for such rents and for such periods of occupancy and upon conditions and provisions as Beneficiary may deem desirable in its sole discretion, and Grantor expressly acknowledges and agrees that the term of such Lease may extend beyond the date of any foreclosure sale at the Property': it being the intention of Grantor that in such event Beneficiary shall be deemed to be and shall be the attorney-in-fact of Grantor for the purpose of making and entering into Leases for the rents and upon the terms, conditions and provisions deemed desirable to Beneficiary in its sole discretion and with like effect as if such Leases had been made by Grantor as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. The power and authority hereby given and granted by Grantor to Beneficiary shall be deemed to be coupled with an interest, shall not be revocable by Grantor so long as any indebtedness secured hereby is outstanding, shall survive the voluntary or involuntary dissolution of Grantor and shall not be affected by any disability or incapacity suffered by Grantor subsequent to the date hereof. In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Beneficiary in managing the Property, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of this instrument or the exercise of rights or remedies hereunder. Grantor shall, and does hereby, indemnify Beneficiary for, and hold Beneficiary harmless from, any and all claims, actions, demands, liabilities, loss or damage which may or might be incurred by Beneficiary under any such Lease or under this Deed of Trust or by the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against Beneficiary by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any such Lease other than those finally determined to have resulted solely from the gross negligence or willful misconduct of Beneficiary.  Should Beneficiary incur any such liability, the amount thereof, including, without limitation, costs, expenses and attorneys' fees, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.  Nothing in this Section shall impose on Beneficiary any duty, obligation or responsibility for the control, care, management or repair of the Property, or for the carrying out of any of the terms and conditions' of any such Lease, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the tenants or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property. Grantor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Property taken under this Section. The foregoing rights are in addition to all other rights and remedies granted to Beneficiary pursuant to this Deed of Trust.

(g) Representations to Leases. Grantor hereby represents and warrants that: (i) each Tenant under a non-residential Lease has entered into occupancy of the demised premises; and (ii) Grantor has delivered to Beneficiary true, correct and complete copies of all Leases described in the Rent Roll;

(h) Grantor shall cause each Lease which, if all Tenants paid all rents as and when due under their respective Leases, would yield one-half or more of the aggregate rental income of the Property (a "Major Income Lease") to require such Tenant to deliver to Grantor periodic operating statements with respect to (i) such Tenant's operations at the Property, and (ii) the operations of such Tenant and, if applicable, any parent or affiliated entity of such Tenant which operates, or has subsidiaries that operate, comparable businesses (collectively, "Tenant Financial Information"). Notwithstanding the provisions of Section 1.12(b) above, any Major Income Lease entered into after the date hereof which does not require the Tenant to provide Tenant Financial Information upon request shall require the prior written approval of Beneficiary. Grantor shall, from time to time promptly upon request of Beneficiary, request Tenant Financial Information from the Tenant under each Major Income Lease (and use all commercially reasonable efforts to obtain such Tenant Financial Information), and promptly upon receipt thereof, deliver such Tenant Financial Information to Beneficiary, provided, however, that (1) prior to a Secondary Market Transaction consisting of a securitization, Beneficiary shall not require Grantor to request Tenant Financial Information more than three (3) times, and (2) following a Secondary Market Transaction consisting of a securitization, provided no Event of Default is continuing, Beneficiary shall not request such information without reasonable cause (which reasonable cause shall include, without limitation, the occurrence of any default by the Tenant under a Major Income Lease or if such Tenant ceases to conduct its business in the premises demised by such Major Income Lease).

1.13    Alienation and Further Encumbrances.

(a) Grantor acknowledges that Beneficiary has relied upon the principals of Grantor and their experience in owning and operating properties similar to the Property in connection with the closing of the loan evidenced by the Note. Accordingly, except as specifically allowed herein below in this Section and notwithstanding anything to the contrary contained in Section 5.6 hereof, in the event that the Property or any part thereof or interest therein shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to Tenants under Leases which are approved, or deemed approved, in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Grantor shall be divested of its title to the Property or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Beneficiary being first obtained, which consent may be withheld in Beneficiary's sole discretion, then, the same shall constitute an Event of Default hereunder and Beneficiary shall have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof. If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Grantor were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section 1.13(a): (i) in the event either Grantor or any of its general partners or managing members is a corporation or trust, the sale, conveyance, transfer or disposition of any of the issued and outstanding capital stock of Grantor or any of its general partners or managing members or of the beneficial interest of such trust (or the issuance of new shares of capital, stock in Grantor or any of its general partners or managing members so that immediately after such issuance the total capital stock then issued and outstanding is more than 100% of the total immediately prior to such issuance) shall be deemed to be a transfer of an interest in the Property, and (ii) in the event Grantor or any general partner or managing member of Grantor is a limited or general partnership, a joint venture or a limited liability company, a change in the ownership interests in any general partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interest of any such general partner, joint venturer or member in Grantor or such general partner (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise), shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, (1) limited partnership and/or non-managing member interests in Grantor shall be freely transferable without the consent of Beneficiary, and (2) any involuntary transfer caused by the death of Grantor or any general partner, shareholder, joint venturer, or beneficial owner of a trust shall not be a default under this Deed of Trust so long as Grantor is reconstituted, if required, following such death and so long as those persons responsible for the management of Grantor and the Property remain unchanged as a result of such death or any replacement management is approved by Beneficiar}' and (3) gifts for estate planning purposes of any individual's interests in Grantor or in any of Grantor's general partners, managing members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be an Event of Default under this Deed of Trust so long as Grantor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Grantor remain unchanged following such gift or any replacement management is approved by Beneficiary and receipt by Beneficiary of confirmation that there will be no Adverse Rating Impact (as defined below). Notwithstanding any provision in this Deed of Trust to the contrary and without limiting any of the foregoing, unless approved by Beneficiary in advance in writing and in each instance, there shall not be permitted any (A) transfer in one or more related transactions of a forty-nine percent (49%) or greater direct or indirect interest in Grantor or any general partner or managing member or limited liability company manager thereof or (B) change in the control or beneficial control of Grantor, or any such general partner, managing member or limited liability company manager. Notwithstanding any provision in this Deed of Trust to the contrary and without limiting any of the foregoing, unless approved by Beneficiary in advance in writing and in each instance, there shall not be permitted any transfer of any direct or indirect interests in Grantor or any of its affiliates or Constituent Entities, if, as a result of such transfer, Grantor shall not be entitled to exercise the right of recapture under Section 1-6.1 of the Smith's Lease (as defined below) if the events giving rise to such right of recapture shall occur. As used herein, the "Smith's Lease" shall mean that certain Lease dated March 19, 1997, as amended April 1997, between Grantor (or its predecessor in interest), as landlord, and Smith's Food & Drug Centers, Inc., as tenant, pursuant to which Grantor leased to Tenant a certain portion of the Property.

(b) Notwithstanding the foregoing provisions of this Section, Beneficiary shall consent to a one time sale, conveyance or transfer of the Property in its entirety (hereinafter, "Sale") to any person or entity provided that each of the following terms and conditions are satisfied:

(1)

No Default or Event of Default is then continuing;

(2)

Grantor gives Beneficiary written notice of the terms of such prospective
Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Beneficiary all such information concerning the proposed transferee of the
Property (hereinafter, "Buyer") as Beneficiary would require in evaluating an initial extension of credit to a borrower and pays to Beneficiary a non-refundable application fee in the amount of $2,500.00.

Beneficiary shall have the right to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Beneficiary shall consider the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities. Notwithstanding the foregoing, (a) Beneficiary's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Beneficiary, in its sole discretion, determines to be commercially reasonable (it being acknowledged that Beneficiary shall not be obligated to approve any proposed Buyer unless Beneficiary receives confirmation in writing from each of the Rating Agencies (as defined herein) that such Sale will not result in a qualification, downgrade or withdrawal of any rating
(collectively, an "Adverse Rating Impact") in effect immediately prior to such Sale for any securities issued in connection with a Secondary Market Transaction (as defined herein)) and, if given, may be given subject to such conditions as Beneficiary may deem appropriate, and (b) Beneficiary shall not be obligated to approve any proposed Buyer during the period ending on the earlier to occur of (i) the second anniversary of the date hereof, and (ii) the occurrence of a Secondary Market Transaction (as defined herein);

(3)

Grantor pays Beneficiary, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including, without limitation, attorneys' fees, incurred by Beneficiary in connection with the Sale plus an amount equal to one percent (1.0%) of the then outstanding principal balance of the Note;

(4)

The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 5.27 hereof and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Beneficiary may require;

(5)

Grantor and the Buyer execute, without any cost or expense to Beneficiary, new financing statements or financing statement amendments and any additional documents reasonably requested by Beneficiary;

(6)

A party associated with the Buyer approved by Beneficiary in its sole discretion assumes the obligations of the current indemnitor under its guaranty or indemnity agreement and such party associated with the Buyer executes, without any cost or expense to Beneficiary, a new guaranty or indemnity agreement in form and substance satisfactory to Beneficiary and delivers such legal opinions as Beneficiary may require;

(7)

Grantor delivers to Beneficiary, without any cost or expense to Beneficiary, such endorsements to Beneficiary's title insurance policy, hazard insurance endorsements or certificates and other similar materials as Beneficiary may deem necessary at the time of the Sale, all in form and substance satisfactory to Beneficiary, including, without limitation, an endorsement or endorsements to Beneficiary's title insurance policy insuring the lien of this Deed of Trust, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section with no additional exceptions added to such policy and insuring that fee simple title to the Property is vested in the Buyer;

(8)

Grantor executes and delivers to Beneficiary, without any cost or expense to Beneficiary, a release of Beneficiary, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Beneficiary and shall be binding upon the Buyer;

(9)

Subject to the provisions of Section 5.27 hereof, such Sale is not construed so as to relieve Grantor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale and Grantor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of said personal liability. Grantor shall be released from and relieved of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale;

(10)

Such Sale is not construed so as to relieve any current indemnitor of its obligations under any guaranty or indemnity agreement and each such current guarantor and indemnitor executes, without any cost or expense to Benefician', such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement. Each such current indemnitor shall be released from and relieved of any of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby for any acts or events occurring or obligations arising after the closing of such Sale which are not caused by or arising out of any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale;

(11)

The Buyer shall furnish, if the Buyer is a corporation, limited liability company, partnership or other entity, all appropriate papers evidencing the Buyer's capacity and good standing, and the qualification of the signers to execute the assumption of the indebtedness secured hereby, which papers shall include certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Beneficiary shall require, shall be single purpose, "bankruptcy remote" entities, whose formation documents shall be approved by counsel to Beneficiary. The individual recommended by the Grantor and approved by Beneficiary shall serve as an "Independent Director" (as defined in Section 1.34 hereof) of the Buyer (if the Buyer is a corporation) or the Buyer's corporate general partner or as independent members or, in Beneficiary's discretion, as managers, of Buyer if the Buyer a limited liability company. The consent of such independent parties shall be required for, among other things, any merger, consolidation, dissolution, bankruptcy or insolvency of such independent party or of the Buyer; and

(12)

Grantor shall furnish evidence acceptable to Beneficiary that from and after such Sale the Buyer shall be entitled to exercise the right of recapture under Section 16.1 of the Smith's Lease if the events giving rise to such right of recapture shall occur.

1.14

Payment of Utilities. Assessments. Charges. Etc. Grantor shall pay when due all utility charges which are incurred by Grantor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Land and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Land and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

1.15

Access Privileges and Inspections. Beneficiary and the agents, representatives and employees of Beneficiary shall, subject to the rights of tenants, have full and free access to the Land and the Improvements and any other location where books and records concerning the Property are kept at all reasonable times for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Grantor relating to the Property. Grantor shall lend assistance to all such agents, representatives and employees of Beneficiary.

1.16

Waste; Alteration of Improvements. Grantor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Grantor shall maintain the Property in good .condition and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, Grantor shall not commence construction of any improvements on the Land other than improvements required for the maintenance or repair of the Property.

1.17

Zoning. Without the prior written consent of Beneficiary, Grantor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Land or the Improvements. Grantor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Land or the Improvements. Grantor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Grantor shall keep all licenses, permits, franchises and other approvals necessary for the operation of the Property in full force and effect. Grantor shall operate the Property as a commercial property in accordance with its current usage, for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Land or the Improvements is or becomes a nonconforming use, Grantor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Beneficiary. Without limiting the foregoing, in no event shall Grantor take any action that would reduce or impair either (a) the number of parking spaces at the Property, or (b) the access to the Property from adjacent public roads. Further, without Beneficiary's prior written consent. Grantor shall not file or subject any part of the Land or the Improvements to any declaration of condominium or co-operative or convert any part of the Land or the Improvements to a condominium, cooperative or other form of multiple ownership and governance.

1.18 Financial Statements and Books and Records. Grantor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Beneficiary and its duly authorized representatives shall have the right to examine, copy and audit Grantor's records and books of account at all reasonable times. So long as this Deed of Trust continues in effect, Grantor shall provide to Beneficiary, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Beneficiary as being true and correct by Grantor or the person or entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to Beneficiary:

(a)

copies of all tax returns filed by Grantor, within thirty (30) days after the date of filing;

(b)

monthly operating statements for the Property within ten (10) days after the end of each month during the first twelve (12) months of the term of the loan secured hereby;

(c)

quarterly operating statements for the Property, within thirty (30) days after the end of each calendar quarter;

(d)

annual balance sheets for the Property and annual financial statements for Grantor, each principal or general partner in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, within ninety (90) days after the end of each calendar year; and

(e)

such other information with respect to the Property, Grantor, the principals or general-partners in Grantor, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, prepared and audited by an independent certified public accountant, which may be requested from time to time by Beneficiary, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Beneficiary within the applicable time periods or Beneficiary is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Beneficiary contained herein, Beneficiary shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Beneficiary, in which event Grantor agrees to pay, or to reimburse Beneficiary for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit.

1.19    Further Documentation.

(a)

Grantor shall, on the request of Beneficiary and at the expense of Grantor: (1) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the contents of any of the other Loan Documents; (2) promptly execute, acknowledge, deliver and record or file such further instruments (including, without limitation, further mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements and assignments of rents or leases) and promptly do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Property; (3) promptly execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Beneficiary to protect, continue or perfect the liens or the security interests hereunder against the rights or interests of third persons; and (4) promptly furnish to Beneficiary, upon Beneficiary's request, a duly acknowledged written statement and estoppel certificate addressed to such party or parties as directed by Beneficiary and in form and substance supplied by Beneficiary, setting forth all amounts due under the Note, stating whether any Default or Event of Default has occurred which, with the passage hereunder, stating whether any offsets or defenses exist against the indebtedness secured hereby and containing such other matters as Beneficiary may reasonably require.

(b)

Grantor acknowledges that Beneficiary and its successors and assigns may effectuate a Secondary Market Transaction. Grantor shall cooperate in good faith with Beneficiary in effecting any such Secondary Market Transaction and shall cooperate in good faith to implement all requirements imposed by any Rating Agency (as defined herein) involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the indebtedness secured hereby, modifications to any documents evidencing or securing the loan; provided, however, that the Grantor shall not be required to modify any documents evidencing or securing the indebtedness secured hereby which would modify (A) the interest rate payable under the Note, (B) the stated maturity of the Note, (C) the amortization of principal of the Note, or (D) any other material economic term of the indebtedness secured hereby. Grantor shall provide such information, and documents relating to Grantor, any. guarantor or indemnitor, the Property and any tenants of the Improvements as Beneficiary may reasonably request in connection with such Secondary Market Transaction. Grantor shall make available to Beneficiary all information concerning its business and operations that Beneficiary may reasonably request. Beneficiary shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Grantor to Beneficiary may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Beneficiary and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Grantor and Grantor indemnifies Beneficiary as to any losses, claims, damages or liabilities that arise out. of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading. Beneficiary may publicize the existence of the indebtedness secured hereby in connection with its marketing for a Secondary Market Transaction or otherwise as part of its business development. For purposes hereof, a "Secondary Market Transaction" shall be (1) any sale of the Deed of Trust, Note and other Loan Documents to one or more investors as a whole loan, (2) a participation of the indebtedness secured hereby to one or more investors, (3) any deposit of the Deed of Trust, Note and other Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity, or (4) any other sale or transfer of the indebtedness secured hereby or any interest therein to one or more investors. For purposes hereof, "Rating Agency" shall mean any nationally-recognized statistical rating organization that has been designated by Beneficiary or that provides a rating on Grantor, the loan evidenced by any interests therein or any securities evidencing an interest in, inter alia, a trust or other entity which is the holder of the Note.

1.20 Payment of Costs: Reimbursement to Beneficiary. Grantor shall pay all costs and expenses of every character incurred in connection with the closing of the loan evidenced by the Note and secured hereby or otherwise attributable or chargeable to Grantor as the owner of the Properly, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax lien/litigation search fees, escrow fees and attorneys' fees. If Grantor defaults in any such payment, which default is not cured within any applicable grace or cure period, Beneficiary may pay the same and Grantor shall reimburse Beneficiary on demand for all such costs and expenses incurred or paid by Beneficiary, together with such interest thereon at the Default Interest Rate from and after the date of Beneficiary's making such payment until reimbursement thereof by Grantor. Any such sums disbursed by Beneficiary, together with such interest thereon, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Further, Grantor shall promptly notify Beneficiary in writing of any litigation or threatened litigation affecting the Property, or any other demand or claim which, if enforced, could impair or threaten to impair Beneficiary's security hereunder. Without limiting or waiving any other rights and remedies of Beneficiary hereunder, if Grantor fails to perform any of its covenants or agreements contained in this Deed of Trust or in any of the other Loan Documents and such failure is not cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Beneficiary's interest in the Property or Beneficiary's right to enforce its security, then Beneficiary may, at its option, with or without notice to Grantor, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust or to remedy the failure of Grantor to perform its covenants and agreements (without, however, waiving any default of Grantor). Grantor agrees to pay on demand all expenses of Beneficiary incurred with respect to the foregoing (including, but not limited to, reasonable fees and disbursements of counsel), together with interest thereon at the Default Interest Rate from and after the date on which Beneficiary incurs such expenses until reimbursement thereof by Grantor. Any such expenses so incurred by Beneficiary, together with interest thereon as provided above, shall be additional indebtedness of Grantor secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Beneficiary in its discretion. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this Section 1.20 shall be exercisable by Beneficiary, and any and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the Default Interest Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Beneficiary after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter, in effect, which may be or become applicable to Grantor, Beneficiary, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents. Grantor hereby indemnifies and holds Beneficiary harmless from and against all loss, cost and expenses with respect to any Event of Default hereof, any liens (i.e.. judgments, mechanics' and materialmen's liens, or otherwise), charges and encumbrances filed against the Properly, and from any claims and demands for damages or injury, including claims for property damage, personal injury or wrongful death, arising out of or in connection with any accident or fire or other casualty on the Land or the Improvements or any nuisance made or suffered thereon, including, in any case, attorneys' fees, costs and expenses as aforesaid, whether at pretrial, trial or appellate level, and such indemnity shall survive payment in full of the indebtedness secured hereby. This Section shall not be construed to require Beneficiary to incur any expenses, make any appearances or take any actions.

1.21

Security Interest. This Deed of Trust is also intended to encumber and create a security interest in, and Grantor hereby grants to Beneficiary a security interest in all sums on deposit with Beneficiary pursuant to the provisions of Sections 1.6, 1.7 and 1.8 hereof or any other Section hereof and all fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Land or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing properly is to be deemed and held to be a part of and affixed to the Land and the Improvements. The foregoing security interest shall also cover Grantor's leasehold interest in any of the foregoing property which is leased by Grantor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Grantor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Beneficiary. Grantor shall, from time to time upon the request of Beneficiary, supply Beneficiary with a current inventory of all of the property in which Beneficiary is granted a security interest hereunder, in such detail as Beneficiary may require. Grantor shall promptly replace all of the Collateral subject to the lien or security interest of this Deed of Trust when worn or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Beneficiary, remove from the Land or the Improvements any of the Collateral subject to the lien or security interest of this Deed of Trust except such as is replaced by an article of equal suitability and value as above provided, owned by Grantor free and clear of any lien or security interest except that created by this Deed of Trust and the other Loan Documents and except as otherwise expressly permitted by the terms of Section 1.13 of this Deed of Trust. All of the Collateral shall be kept at the location of the Land except as otherwise required by the terms of the Loan Documents. Grantor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

1.22

Security Agreement. This Deed of Trust constitutes a security agreement between Grantor and Beneficiary with respect to the Collateral in which Beneficiary is granted a security interest hereunder, and, cumulative of all other rights and remedies of Beneficiary hereunder, Beneficiary shall have all of the rights and remedies of a secured party under any applicable Uniform Commercial Code. Grantor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Grantor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Beneficiary may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Except with respect to Rents and Profits to the extent specifically provided herein to the contrary, Beneficiary shall have the right of possession of all cash, securities, instruments, negotiable instruments, documents, certificates and any other evidences of cash or other property or evidences of rights to cash rather than property, which are now or hereafter a part of the Property and Grantor shall promptly deliver the same to Beneficiary, endorsed to Beneficiary, without further notice from Beneficiary. Grantor agrees to furnish Beneficiary with notice of any change in the name, identity, organizational structure, residence, or principal place of business or mailing address of Grantor within ten (10) days of the effective date of any such change.

Upon an Event of Default, Beneficiary shall have the rights and remedies as prescribed in the Deed of Trust, or as prescribed by general law, or as prescribed by any applicable Uniform Commercial Code, all at Beneficiary's election. Any disposition of the Collateral may be conducted by an employee or agent of Beneficiary. Any person, including both Grantor and Beneficiary, shall be eligible to purchase any part or all of the Collateral at any such disposition. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Beneficiary's attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Beneficiary shall have the right to enter upon the Land and the Improvements or any real property where any of the property which is the subject of the security interest granted herein is located to take possession of, assemble and collect the same or to render it unusable, or Grantor, upon demand of Beneficiary, shall assemble such property and make it available to Beneficiary at the Land, a place which is hereby deemed to be reasonably convenient to Beneficiary and Grantor. If notice is required by law, Beneficiary shall give Grantor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor. No such notice is necessary for any such properly which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the

Property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Beneficiary pursuant to any applicable Uniform Commercial Code:

(a)

In the event of a foreclosure sale, the Property may, at the option of Beneficiary, be sold as a whole or in parts, as determined by Beneficiary in its sole discretion; and

(b)

It shall not be necessary that Beneficiary take possession of the aforementioned Collateral, or any part thereof, prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

(c)

Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary.

The name and address of Grantor (as Debtor under any applicable Uniform Commercial Code) are and of Beneficiary (as Secured Party under any applicable Uniform Commercial Code) are as set forth on page 1 of this Deed of Trust.

1.23 Easements and Rights-of-Wav. Grantor shall not grant any easement or right-of-way with respect to all or any portion of the Land or the Improvements without the prior written consent of Beneficiary. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of-way. If Beneficiary consents to the grant of an easement or right-of-way, Beneficiary agrees to grant such consent provided that Beneficiary is paid a standard review fee together with all other expenses, including, without limitation, attorneys' fees, incurred by Beneficiary in the review of Grantor's request and in the preparation of documents effecting the subordination.

1.24

Compliance with Laws. Grantor shall at all times comply with all statutes, ordinances, orders, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Properly, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance of the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that. Grantor may, upon providing Beneficiary with security satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Grantor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

1.25

Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges of liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or security agreements or debts secured by deeds of trust, mortgages or security agreements or the interest of the beneficiary, mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Deed of Trust or the indebtedness secured hereby or Beneficiary, then, and in any such event, Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Grantor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Beneficiary may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable in full thirty (30) days from the giving of such notice.

1.26

Secured Indebtedness. It is understood and agreed that this Deed of Trust shall secure payment of not only the indebtedness evidenced by the Note but also any and all substitutions, replacements, renewals and extensions of the Note, any and all indebtedness and obligations arising pursuant to the terms hereof and any and all indebtedness and obligations arising pursuant to the terms of any of the other Loan Documents, all of which indebtedness is equally secured with and has the same priority as any amounts advanced as of the date hereof. It is agreed that any future advances made by Beneficiary to or for the benefit of Grantor from time to time under this Deed of Trust or the other Loan Documents and whether or not such advances are obligatory or are made at the option of Beneficiary, or otherwise, made for any purpose, and all interest accruing thereon, shall be equally secured by this Deed of Trust and shall have the same priority as all amounts, if any, advanced as of the date hereof and shall be subject to all of the terms and provisions of this Deed of Trust.

1.27

Grantor's Waivers. To the full extent permitted by law, Grantor agrees that Grantor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. Grantor, for Grantor and Grantor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel: (a) waives, releases, relinquishes and forever forgoes all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) waives, releases, relinquishes and forever forgoes all right to a marshalling of the assets of Grantor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such liens and security interests may order the Property sold as an entirety; and (c) waives, releases, relinquishes and forever forgoes all rights and periods of redemption provided under applicable law. To the full extent permitted by law, Grantor shall not have or assert any right under any statute or rule of law-pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to a sale of the Property, for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Beneficiary under the terms of this Deed of Trust to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Further, Grantor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, releases, relinquishes and forever forgoes all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any of the indebtedness secured hereby the fullest extent permitted by law. Grantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Grantor, Grantor shall not seek a supplemental stay or otherwise shall not seek pursuant to 11 U.S.C. '105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Beneficiary to enforce any rights of Beneficiary against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

1.28    SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL.

(a) GRANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (i) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE Land IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS

DEED OF TRUST OR ANY OTHER OF THE LOAN DOCUMENTS, (ii) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION OVER THE COUNTY TN WHICH THE LAND IS LOCATED, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (iv) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). GRANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE GRANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5.5 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE TN EVERY RESPECT VALE) AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(b) BENEFICIARY AND GRANTOR. TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL. WAIVE. RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR TN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF BENEFICIARY OR GRANTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS. OR ANY OTHER PERSONS AFFILIATED WITH BENEFICIARY OR GRANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

1.29

Contractual Statute of Limitations. Grantor hereby agrees that any claim or cause of action by Grantor against Beneficiary, or any of Beneficiary's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Beneficiary or by Beneficiary's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Grantor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Grantor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Beneficiary or any other person authorized to accept service of process on behalf of Beneficiary, within thirty (30) days thereafter. Grantor agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Beneficiary. This provision shall survive any termination of this Deed of Trust or any of the other Loan Documents.

1.30

Management. The management of the Property shall be by either: (a) Grantor or an entity affiliated with Grantor approved by Beneficiary for so long as Grantor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Beneficiary. Such management by an affiliated entity or a professional property management company shall be pursuant to a written agreement approved by Beneficiary. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Beneficiary. After an Event of Default hereunder or a default under any management contract then in effect, which default is not cured within any applicable grace or cure period, Beneficiary shall have the right to terminate, or to direct Grantor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Grantor to retain, a new management agent approved by Beneficiary. All Rents and Profits generated by or derived from the Property shall first be utilized solely for current expenses directly attributable to the ownership and operation of the Property, including, without limitation, current expenses relating to Grantor's liabilities and obligations with respect to this Deed of Trust and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Grantor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied. It shall be a condition of Beneficiary's consent to any management agreement, whether with an affiliate of Grantor or a professional property management company, that such manager enter into an agreement with Beneficiary whereby the manager acknowledges and agrees to the aforesaid rights of Beneficiary, and as to such other matters as Beneficiary may require.

1.31

Hazardous Waste and Other Substances.

(a)

Grantor hereby represents and warrants to Beneficiary that, as of the date hereof: (i) to the best of Grantor's knowledge, information and belief, the Property is not in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Environmental Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. '9601 et seq. and 40 CFR '302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. '6901 et sea.), the Federal Water Pollution Control Act (33 U.S.C. '1251 et seq. and 40 CFR ' 116.1 et seq.), those relating to lead based paint, and the Hazardous Materials Transportation Act (49 U.S.C. '1801 et seq.). and the regulations promulgated pursuant to said laws, all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, lead based paint, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged from the Property (including underground contamination) except for those substances used by Grantor in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Substances; (iv) there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Substances on the Property; (v) Grantor has received no notice of, and to the best of Grantor's knowledge and belief, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property nor does Grantor know of any basis for such a claim; and (vi) Grantor has received no notice of and, to the best of Grantor's knowledge and belief, there has been no claim by any party that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on any other property nor does Grantor know of any basis for such a claim.

(b)

Grantor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Grantor in the ordinary course' of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Deed of Trust, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

(c)

Grantor shall promptly notify Beneficiary if Grantor shall become aware of the possible existence of any Hazardous Substances on the Property or if Grantor shall become aware that the Property is or may be in direct or indirect violation of any Environmental Laws. Further, immediately upon receipt of the same, Grantor shall deliver to Beneficiary copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property. Grantor shall, promptly and when and as required by Beneficiary, at Grantor's sole cost and expense, take all actions as shall be necessary or advisable, in Beneficiary's discretion, for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Beneficiary), and shall further pay or cause to be paid, at no expense to Beneficiary, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Grantor fails to do so, Beneficiary may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Substances or otherwise brought into conformance with Environmental Laws and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the

Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Grantor hereby grants to Beneficiary and its agents and employees access to the Property and a license to remove any items deemed by Beneficiary to be Hazardous Substances and to do all things Beneficiary shall deem necessary to bring the Property in conformance with Environmental Laws. Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Beneficiary), and hold Beneficiary harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary or the Property, and arising directly or indirectly from or out of: (i) the presence, release or threat of release of any Hazardous Substances on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Grantor; (ii) the violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Grantor; (iii) the failure by Grantor to comply fully with the terms and conditions of this Section 1.31; (iv) the breach of any representation or warranty contained in this Section 1.31; or (v) the enforcement of this Section 1.31, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substances on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section 1.31(c) shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section 1.31(c). Beneficiary's rights under this Section shall survive payment in full of the indebtedness secured hereby and shall be in addition to all other rights of Beneficiary under this Deed of Trust, the Note and the other Loan Documents.

(d) Upon Beneficiary's request, at any time after the occurrence of an Event of Default hereunder or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Substances are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Environmental Laws, Grantor shall provide, at Grantor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Beneficiary indicating the presence or absence of Hazardous Substances on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Beneficiary indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Grantor fails to provide such inspection or audit within thirty (30) days after such request, Beneficiary may order the same, and Grantor hereby grants to Beneficiary and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest Rate from the date incurred by Beneficiary until actually paid by Grantor, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

(e) Reference is made to that certain Hazardous Substances Indemnity Agreement of even date herewith by and among Grantor, H. Roger Boyer, Kem C. Gardner, John Gust and Beneficiary (as hereafter amended or modified from time to time, the "Hazardous Indemnity Agreement"). The provisions of this Deed of Trust and the Hazardous Indemnity Agreement shall be read together to maximize the coverage with respect to the subject matter thereof, as determined by Beneficiary.

1.32    Indemnification: Subrogation.

(a)

Grantor shall indemnify, defend and hold Beneficiary harmless against: (i) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Property or the secured indebtedness, and (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (including Beneficiary's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Beneficiary in connection with the secured indebtedness, this Deed of Trust, the Property, or any part thereof, or the exercise by Beneficiary of any rights or remedies granted to it under this Deed of Trust; provided, however, that nothing herein shall be construed to obligate Grantor to indemnify, defend and hold harmless Beneficiary from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses enacted against, imposed on or incurred by Beneficiary by reason of Beneficiary's willful misconduct or gross negligence.

(b)

If Beneficiary is made a party defendant to any litigation or any claim is threatened or brought against Beneficiary concerning the secured indebtedness, this Deed of Trust, the Property, or any part thereof, or any interest therein, or the construction, maintenance, operation or occupancy or use thereof, then Grantor shall indemnify, defend and hold Beneficiary harmless from and against all liability by reason of said litigation or claims, including reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Beneficiary in any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. If Beneficiary commences an action against Grantor to enforce any of the terms hereof or to prosecute any breach by Grantor of any of the terms hereof or of any of the other Loan Documents, or to recover any sum secured hereby, Grantor shall pay to Beneficiary its reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses. The right to such attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Grantor breaches any term of this Deed of Trust, Beneficiary may engage the services of an attorney or attorneys to protect its rights hereunder, and in the event of such engagement following any breach by Grantor, Grantor shall pay Beneficiary reasonable attorneys' fees (together with reasonable appellate counsel fees, if any) and expenses incurred by Beneficiary, whether or not an action is actually commenced against Grantor by reason of such breach. All references to "attorneys" in this Subsection and elsewhere in this Deed of Trust shall include without limitation any attorney or law firm engaged by Beneficiary and Beneficiary's in-house counsel, and all references to "fees and expenses" in this Subsection and elsewhere in this Deed of Trust shall include without limitation any fees of such attorney or law firm and any allocation charges and allocation costs of Beneficiary's in-house counsel.

(c)

A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Grantor, the Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

1.33 . Negative Covenants with Respect to Indebtedness. Operations and Fundamental Changes of Grantor. Grantor hereby represents, warrants and covenants, as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that Grantor:

(a)

will not, nor will any partner, limited or general, member or shareholder thereof, as applicable, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, in any material term or manner, or in a manner which adversely affects Grantor's existence as a single purpose entity;

(b)

will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any entity;

(c)

has not and will not guarantee, pledge its assets for the benefit of, or otherwise become liable on or in connection with any obligation of any other person or entity;

(d)

has not owned, does not own and will not own any asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

(e)

has not engaged, is not engaged and will not engage, directly or indirectly, in any business other than the ownership, management and operation of the Property;

(f)

will not enter into any contract or agreement with any general partner, principal or Affiliate (as hereinafter defined) of the Grantor or any Affiliate of the general partner of the Grantor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate;

(g)

has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the secured indebtedness, and (ii) Affiliate advances or trade payables or accrued expenses incurred in the ordinary course of business of operating the Property in an amount not greater than three percent (3%) of the original principal balance of the Note; no other debt may be secured (senior, subordinate or pari passu) by the Property;

(h)

has not made and will not make any loans or advances to any third party (including any Affiliate);

(i)

is and will be solvent and pay its debt from its assets as the same shall become due;

(j) has done or caused to be done and will do all things necessary to preserve its existence, and will not, nor will any partner, limited or general, or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation or bylaws in a manner which adversely affects the Grantor's existence as a single purpose entity;

(k)      will conduct and operate its business as presently conducted and operated;

(1) will maintain financial statements, books and records and bank accounts separate from those of its Affiliates, including its general partners;

(m) will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof, including the general partner or any Affiliate of the general partner of the Grantor):

(n)      will file its own tax returns;

(o) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(p)      will not seek the dissolution or winding up, in whole or in part, of the Grantor;

(q) will not commingle the funds and other assets of Grantor with those of any general partner, any Affiliate or any other person;

(r) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other person;

(s) does not and will not hold itself out to be responsible for the debts or obligations of any other person;

(t) will not do any act which would make it impossible to carry on the ordinary business of Grantor;

(u) will not possess or assign the Property or incidental personal property necessary for the operation of the Property for other than a business or company purpose;

(v) will not sell, encumber or otherwise dispose of all or substantially all of the Property or incidental personal property necessary for the operation of the Property;

(w)     will not hold title to Grantor's assets other than in Grantor's name; and

(x) will not institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Grantor or a substantial part of Grantor's property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any action in furtherance of any such action; and

(y) shall conduct its business so that the assumptions made with respect to Grantor in that certain opinion letter dated the date hereof (the "Non-Consolidation Opinion") delivered by Parr Waddoups Brown Gee & Loveless in connection with the Loan shall be true and correct in all respects.

1.34 Covenants Regarding Draper Crossing Member Corp. By execution hereof, Draper Crossing Member Corp. (Draper Crossing Member Corp. and any successor or assignee are hereinafter the "SPE Member") agrees that it:

(a) shall at all times act as the member of Grantor with all of the rights, powers, obligations and liabilities of member under the operating agreement of Grantor and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of same and will engage in no other business.

(b)

shall not institute proceedings to be adjudicated bankrupt or insolvent: or consent to the institution of bankruptcy or insolvency proceedings against it: or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy: or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the SPE Member or a substantial part of its property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any corporate action in furtherance of any such action.

(c)

shall not (a) liquidate or dissolve the SPE Member in whole or in part and (b) consolidate, merge or enter into any form of consolidation with or into any other entity, nor convey, transfer or lease its assets substantially as an entirety to any person or entity nor permit any entity to consolidate, merge or enter into any form of consolidation with or into the SPE Member, nor convey, transfer or lease its assets substantially as an entirety to any person or entity.

(d)

shall maintain its principal executive office and telephone and facsimile numbers separate from that of any Affiliate and shall conspicuously identify such office and numbers as its own and shall use its own stationary, invoices and checks which reflect its address, telephone number and facsimile number, as appropriate;

(e)

shall maintain its corporate records and books and accounts separate from those of any Affiliate or any other entity and shall prepare unaudited quarterly and annual financial statements, and said financial statements shall be in compliance with generally accepted accounting principles and shall be in form reasonably acceptable to Beneficiary and its successors and/or assigns;

(f)

shall maintain its own separate bank accounts and correct, complete and separate books of account;

(g)

shall hold itself out to the public (including any Affiliate's creditors) under the SPE Member's own name and as a separate and distinct corporate entity and not as a department, division or otherwise of any Affiliate;

(h)

shall observe all customary formalities regarding the corporate existence of the SPE Member, including holding meetings of or obtaining the consent of its board of directors, as appropriate, and its stockholders and maintaining current accurate minute books separate from those of any Affiliate;

(i)

shall act solely in its own corporate name and through its own duly authorized officers and agents and no Affiliate shall be appointed or act as agent of the SPE Member in its capacity as member of Grantor;

(j) shall make investments in the name of the SPE Member directly by the SPE Member or on its behalf by brokers engaged and paid by the General Partner or its agents;

(k) except as required by Beneficiary or any successor to Beneficiary in connection with any extension of credit by Beneficiary or any successor to Beneficiary to Grantor (or any refinancing, increase, modification, consolidation or extension of any such extension of credit), shall not guaranty or assume or hold itself out or permit itself to be held out as having guaranteed or assumed any liabilities of any partner of Grantor or any Affiliate other than Grantor, nor shall the SPE Member make any loan, except as permitted in the applicable operating agreement of SPE Member;

(1) represents and warrants that the SPE Member is and expects to remain solvent and shall pay its own liabilities, indebtedness and obligations of any kind, including all administrative expenses, from its own separate assets;

(m) represents and. warrants that assets of the SPE Member shall be separately identified, maintained and segregated and the SPE Member's assets shall at all times be held by or on behalf of the SPE Member and if held on behalf of the SPE Member by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the SPE Member (this restriction requires, among other things, that corporate funds shall not be commingled with those of any Affiliate and it shall maintain all accounts in its own name and with its own tax identification number, separate from those of any Affiliates);

(n) shall not intentionally take any action if, as a result of such action, the SPE Member would be required to register as an investment company under the Investment Company Act of 1940, as amended;

(o) shall at all times be adequately capitalized to engage in the transactions contemplated at its formation;

(p) represents and warrants that all data and records (including computer records) used by the SPE Member or any Affiliate in the collection and administration of any loan shall reflect the SPE Member's ownership interest therein;

(q) represents and warrants that none of the SPE Member's funds shall be invested in securities issued by any Affiliate;

(r) shall maintain at all times one (1) Independent Director. "Independent Director" means a natural person who has not been, and during the continuation of his or her services as Independent Director (i) except in the capacity as an Independent Director of the corporation, is not an employee, officer, director, shareholder, partner, member, counsel or agent of any member of the Grantor (individually, a "Member" and collectively with all other members of the Grantor, the "Members"), the Grantor or any Affiliate of either of same, (ii) is not a present or former customer or supplier of any Member, the Grantor or any Affiliate of either of same, or other person or entity who derives or is entitled to derive any of its profits or revenues or any payments (other than any fee paid to such director as compensation for such director to serve as an Independent Director) from any Member, the Grantor or any Affiliate of either of same, (iii) is not (and is not affiliated with an entity that is) a present or former advisor or consultant to any Member, the Grantor or any Affiliate of either of same, (iv) is not a spouse, parent, child, grandchild or sibling of, or otherwise related to (by blood or by law), any of (i), (ii) or (iii) above, and (v) is not affiliated with a person or entity of which any Member, the Grantor or any Affiliate of either of same is a present or former customer or supplier, provided, however, that an entity that provides independent directors as a service for a fee is not prohibited under this paragraph from providing one or more independent directors to the corporation. In the event of the death, incapacity, resignation or removal of an Independent Director, the board of directors of the corporation shall promptly appoint a replacement Independent Director and no action requiring the consent of the Independent Director shall be taken until a replacement Independent Director has been appointed. In addition, no Independent Director may be removed unless his or her successor satisfying the definition hereunder has been appointed; and

(s) shall conduct its business so that the assumptions made with respect to SPE Member in the Non-Consolidation Opinion shall be true and correct in all respects.

"Affiliate" means any person or entity other than the SPE Member (i) which owns beneficially, directly or indirectly, more than 10 percent of the outstanding shares of the commons stock or which is otherwise in control of the SPE Member, (ii) of which more than 10 percent of the outstanding voting securities are owned beneficially, directly or indirectly, by any person or entity described in clause (i) above, or (iii) which is controlled by any person or entity described in clause (i) above. As used in this Deed of Trust, a "Constituent Entity" of any entity shall mean (i) with respect to any limited partnership, (x) any general partner of such limited partnership and (y) any limited partner of such partnership which is owned by any person or entity owning, holding or controlling, directly or indirectly, the right to receive 50% or more of the income, distributable funds or losses of such partnership; (ii) with respect to any general partnership or joint venture, any partner or venturer in such general partnership or joint venturer; (iii) with respect to any corporation, (x) any officer or director of such corporation, and (y) any person or entity which owns or controls 50% or more of any class of stock of such corporation; (iv) with respect to any limited liability company, (x) any manager of such limited liability company, (y) any managing member of such limited liability company, or the sole member of any limited liability company having only one (1) member, and (z) any non-managing member of such limited liability company which is owned by any person or entity owning, holding or controlling, directly or indirectly, the right to receive 50% or more of the income, distributable funds or losses of such limited liability company; (v) any person or entity which controls any entity described in any of clauses (i) through (iv) of this definition; and (vi) any entity which is a "Constituent Entity" with respect to an entity which is a "Constituent Entity" of the subject entity. For purposes of these definitions, the term "control" and "controlled by" shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933, as amended. For the purposes of clause (vi) of the definition of Constituent Entity, if entity "B" is a Constituent Entity of entity "A", then any Constituent Entity of "B" shall be deemed to be a Constituent Entity of any entity of which "A" is a Constituent Entity.

ARTICLE II

EVENTS OF DEFAULT

2.1      Events of Default. The occurrence of any of the following shall be an "Event of Default" hereunder:

(a)

Grantor fails to punctually perform any covenant, agreement, obligation, term or condition of the Note, this Deed of Trust or any other Loan Document which requires payment of any money to Beneficiary, and such failure continues for the applicable period set forth therein or, if no period is set forth, for ten (10) days after such payment becomes due or, if due on demand, is demanded (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note).

(b)

Grantor fails to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement, obligation, term or condition set forth in Section 1.5, 1.16, 1.31 or 1.33 hereof.

(c)

Grantor fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Beneficiary to Grantor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional sixty (60) days.

(d)

Any representation or warranty made herein, in or in connection with any application or commitment relating to. the loan evidenced by the Note, or in any of the other Loan Documents to Beneficiary by Grantor, by any principal or general partner in Grantor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Beneficiary to have been false or misleading in any material respect at the time made.

(e)

There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Grantor or its general partners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

(f)

A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided.

(g)

Grantor, any principal or general partner in Grantor or any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Grantor, for any such principal or general partner of Grantor or for any such indemnitor or guarantor or for a substantial part of the assets of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

(h)

A petition is filed or any case, proceeding or other action is commenced against Grantor, against any principal or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction whether now or hereafter in effect or a court of competent jurisdiction enters an order for relief against Grantor, against any principal or general partner of Grantor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Grantor, for any such principal or general partner of Grantor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Grantor, of any such principal or general partner of Grantor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

(i)

The Property or any part thereof shall be taken on execution or other process of law in any action against Grantor.

(j)

Grantor abandons all or a portion of the Property.

(k) The holder of any lien or security interest on the Property (without implying the consent of Beneficiary to the existence or creation of any such lien or security interest), whether superior or subordinate to this Deed of Trust or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

(1) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Beneficiary determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

(m) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Grantor, any of its principals or any general partner.

(n) Grantor defaults under any Major Lease, and such default continues beyond any applicable notice and/or cure period under such Major Lease.

(o) SPE Member fails to perform any covenant, agreement, obligation, terms or condition of Section 1.34 hereof.

ARTICLE III REMEDIES

3.1 Remedies Available. If there shall occur an Event of Default under this Deed of Trust, then this Deed of Trust is subject to foreclosure as provided by law and Beneficiary may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently:

(a)

Acceleration. Accelerate the maturity date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice, or action of any kind whatever (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

(b)

Entry on the Property. Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Grantor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Beneficiary's judgment to complete any unfinished construction on the Land, to preserve the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Beneficiary therefor, together with interest thereon at the Default Interest Rate, shall be immediately due and payable to Beneficiary by Grantor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

(c)

Collect Rents and Profits. With or without taking possession of the Property, sue or otherwise collect the Rents and Profits, including those past due and unpaid.

(d)

Appointment of Receiver. Upon, or at any time prior to or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Grantor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Grantor or any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege Beneficiary may now have under the law to have a receiver appointed, provided, however, that, the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Beneficiary to receive payment of the Rents and Profits pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintain, operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3- below. Such receivership shall, at the option of Beneficiary, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Deed of Trust or deed in lieu of foreclosure.

(e)

Foreclosure. Immediately commence an action or proceeding to foreclose this Deed of Trust or to specifically enforce its provisions with respect to the indebtedness secured hereby pursuant to the statutes in such case made and provided and sell the Property or cause the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Beneficiary.

(1) Should Beneficiary have elected to accelerate the indebtedness secured hereby, Beneficiary may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale. The Trustee of this Deed of Trust shall then sell, or offer for sale, the Property at public sale to the highest bidder for cash during a three hour period between the hours of ten o'clock a.m. and four o'clock p.m. whose earliest point in time is specified, on the first Tuesday of any month, at the area officially designated for holding such sales at the courthouse of any county in the State of Utah in which any part of the Property is situated, after having given notice of the date, the time period, place and terms of said sale in accordance with the laws of the State of Utah then in force and governing said sales of real property and improvements under powers conferred by deeds of trust. The Property shall be sold by posting, or causing to be posted, at least twenty-one (21) consecutive days prior to the date of said sale, written or printed notice thereof at the courthouse door in each of the counties in which the Property is situated, designating the county where the Property will be sold and designating the date, the time period, the place and the terms of sale. A copy of such notice shall also be filed in the office of the County Clerk in each county of the State of Utah in which any part of the Property is situated at least twenty-one (21) consecutive days before the date of said sale of the Properly. Beneficiary shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Beneficiary purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Beneficiary upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney-in-fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Grantor authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty. Grantor binds himself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any. which are payable to Grantor as provided herein. In addition to the posting and filing of notices hereinabove provided, and for so long as required by law, no foreclosure under the power of sale herein contained shall be held unless Beneficiary, at least twenty-one (21) days preceding the date of sale and in the manner prescribed by law, shall have served written notice of the proposed sale which designates the county where the Property will be sold and designates the date, time period, the place and the terms of sale by certified mail on Grantor. Service of such a notice by certified mail shall be completed upon deposit of such notice, postage prepaid and properly addressed to each such person or entity at the address for Grantor indicated on the first page of this Deed of Trust, in a Post Office of the United States Postal Service or in an official depository under the care and custody of the United States Postal Service. The affidavit of a person knowledgeable of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

(2)

Should Beneficiary have not elected to accelerate the indebtedness secured hereby, Beneficiary may nonetheless proceed with foreclosure in satisfaction of such default, either through the courts or by directing the Trustee to proceed as if under a full foreclosure, conducting sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Deed of Trust due, and provided that if said sale is made because of such default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Deed of Trust, but as to such unmatured part, this Deed of Trust shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale, of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

(3)

In the event foreclosure proceedings are instituted by Beneficiary, all expenses incident to such proceedings, including, but not limited to, attorneys' and trustee's fees and costs, shall be paid by Grantor and secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate (as defined in the Note), any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), attorneys' and trustee's fees and any other amounts due and unpaid to Beneficiary under the Loan Documents, may be bid by Beneficiary in the event of a foreclosure sale hereunder.

(f) Judicial Remedies. Proceed by suit or suits, at law or in equity, instituted by Beneficiary, or Trustee, upon written request of Beneficiary, to enforce the payment of the indebtedness secured hereby or the other obligations of Grantor hereunder or pursuant to the Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other non-judicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with the request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available non-judicial remedy of the Beneficiary.

• (g)      Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

3.2

Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Deed of Trust shall be applied to the extent funds are so available to the following items in such order as Beneficiary in its discretion may determine:

(a)

To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Beneficiary's right and remedies hereunder and under the other Loan Documents, including, but not limited to, a reasonable fee to the Trustee, receivers' fees, court costs, attorneys', accountants', appraisers', managers' and other professional fees, title charges and transfer taxes.

(b)

To payment of all sums expended by Beneficiary under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate.

(c)

To payment of the secured indebtedness and all other obligations secured by this Deed of Trust, including, without limitation, interest at the Default Interest Rate and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Beneficiary chooses in its sole discretion.

The remainder, if any, of such funds shall be disbursed to Grantor or to the person or persons legally entitled thereto.

3.3

Right and Authority of Receiver or Beneficiary in the Event of Default: Power of Attorney. Upon the occurrence of an Event of Default hereunder, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Beneficiary's or the receiver's sole discretion, all at Grantor's expense, Beneficiary or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently: (a) enter upon and take possession and control of any and all of the Property; (b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Grantor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Beneficiary may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Beneficiary's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Beneficiary as attorney-in-fact and agent of Grantor or in its own name as Beneficiary, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such Leases, whether of real or personal property, under such terms and conditions as Beneficiary may in its sole discretion deem appropriate or desirable; (1) collect and receive the Rents and Profits from the Property; (m) eject Tenants or repossess personal property, as provided by law, for breaches of the conditions of their Leases; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Grantor or Beneficiary; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Beneficiary by this Deed of Trust; and  (r) do any acts which Beneficiary in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Beneficiary may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Deed of Trust. This Deed of Trust shall constitute a direction to and full authority to any Tenant, lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Grantor or Beneficiary, at the request of Beneficiary, to pay all amounts owing under any Lease, contract or other agreement to Beneficiary without proof of the Event of Default relied upon. Any such Tenant, lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Grantor in so doing) any request, notice or demand by Beneficiary for the payment to Beneficiary of any Rents and Profits or other sums which may be or thereafter become due under its Lease, contract or other agreement, or for the performance of any undertakings under any such Lease, contract or other agreement, and shall have no right or duty to inquire whether any Event of Default under this Deed of Trust, or any default under any of the other Loan Documents, has actually occurred or is then existing. Grantor hereby constitutes and appoints Beneficiary, its assignees, successors, transferees and nominees, as Grantor's true and lawful attorney-in-fact and agent, with full power of substitution in the Property, in Grantor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Beneficiary in connection with any action taken under this Section 3.3, together with interest thereon at the Default Interest Rate from the date of making such advancement by Beneficiary until actually paid by Grantor, shall be a demand obligation owing by Grantor to Beneficiary and shall be secured by this Deed of Trust and by every other instrument securing the secured indebtedness.

3.4

Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's representatives, successors or assigns, or any other persons claiming any interest in the

Property by, through or under Grantor (except tenants of space in the Improvements subject to Leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Land is located.

3.5

Notice to Account Debtors. Beneficiary may, at any time after an Event of Default hereunder, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness, to Grantor included in the Property to pay Beneficiary directly. Grantor shall at any time or from time to time upon the request of Beneficiary provide to Beneficiary a current list of all such account debtors and obligors and their addresses.

3.6 Cumulative Remedies. All remedies contained in this Deed of Trust are cumulative and Beneficiary shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Beneficiary and may be exercised in any order and as often as occasion therefor shall arise. No act of Beneficiary shall be construed as an election to proceed under any particular provisions of this Deed of Trust to the exclusion of any other provision of this Deed of Trust or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust shall be construed to be a waiver of that right or remedy or of any Event of Default hereunder. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

3.7

Payment of Expenses. Grantor shall pay on demand all of Beneficiary's expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Beneficiary until actually paid by Grantor at the Default Interest Rate, and the same shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

3.8

Fair Market Value. The "fair market value" of the Property shall be determined as of the foreclosure date in order to enforce a deficiency against Grantor or any other party liable for the repayment of the indebtedness secured hereby, the term "fair market value" shall include those matters required by law and shall also include the additional factors as follows:

(a)

The Property is to be valued "AS IS, WHERE IS" and "WITH ALL FAULTS" and there shall be no assumption of restoration of or refurbishment of the Property after the date of foreclosure;

(b)

There shall be an assumption of a prompt resale of the Property for an all cash sales price by the purchaser at thè foreclosure so that no extensive holding period should be factored into the determination of "fair market value" of the Property;

(c)

An offset to the fair market value of the Property, as determined hereunder, shall be made by deducting from such value the reasonable estimated closing costs relating to the sale of the Property, including, but not limited to, brokerage commissions, title policy expenses, tax prorations, escrow fees, and other common charges which are incurred by a seller of real property similar to the Property; and

(d)

After consideration of the factors required by law and those required above, an additional discount factor shall be calculated based upon the estimated time it will take to effectuate a sale of the Property so that the "fair market value" as so determined is discounted to be as of the date of the foreclosure of the Property.

ARTICLE IV

CONCERNING THE TRUSTEE

4.1 No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourse of Beneficiary.

4.2

Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for, any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

4.3

Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

4.4

Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

4.5

Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

4.6

Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act. deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

4.7

No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

ARTICLE V

MISCELLANEOUS TERMS AND CONDITIONS

5.1

Time of Essence. Time is of the essence with respect to all provisions of this Deed of

Trust.

5.2

Release of Deed of Trust. If all of the secured indebtedness be paid, then and in that event only, all rights under this Deed of Trust shall terminate except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Beneficiary in due form at Grantor's cost. No release of this Deed of Trust or the lien hereof shall be valid unless executed by Beneficiary.

5.3

Certain Rights of Beneficiary. Without affecting Grantor's liability for the payment of any of the indebtedness secured hereby, Beneficiary may from time to time and without notice to Grantor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any properly securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; or (g) join in any extension agreement of the Deed of Trust or any agreement subordinating the lien hereof.

5.4

Waiver of Certain Defenses. No action for the enforcement of the lien hereof or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing the same in an action at law upon the Note or any of the other Loan Documents.

5.5

Notices. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee at its address set forth on the first page of this Deed of Trust or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

5.6

Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of Beneficiary, its directors, officers, shareholders, employees and agents and their respective successors and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor or Beneficiary shall be deemed to include all such parties' successors and assigns, and the term "Beneficiary" as used herein shall also mean and refer to any lawful holder or owner, including pledgees and participants, of any of the indebtedness secured hereby. If Grantor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Grantor.

5.7

Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

5.8

Gender. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

5.9

Waiver: Discontinuance of Proceedings. Beneficiary may waive any single Event of Default by Grantor hereunder without waiving any other prior or subsequent Event of Default. Beneficiary may remedy any Event of Default by Grantor hereunder without waiving the Event of Default remedied. Neither the failure by Beneficiary to exercise, nor the delay by Beneficiary in exercising, any right, power or remedy upon any Event of Default by Grantor hereunder shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Beneficiary of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Beneficiary of any payment in an amount less than the amount then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or an Event of Default hereunder. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the other Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the indebtedness secured hereby, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the same had never been invoked.

5.10

Section Headings. The headings of the sections and paragraphs of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

5.11

GOVERNING LAW. THIS DEED OF TRUST WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED, PROVIDED THAT TO THE EXTENT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

5.12

Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Land is located, the period shall be deemed to end on the next succeeding business day. The term "business day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in the State in which the Land is located are authorized by law to be closed.

5.13

Relationship of the Parties. The relationship between Grantor and Beneficiary is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

5.14

Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Beneficiary at Grantor's request and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

5.15

Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

5.16

Cross Default. An Event of Default shall be a default under each of the other Loan Documents.

5.17

Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

5.18

Inconsistency with Other Loan Documents. In the event of any inconsistency between the provisions hereof and the provisions in any of the other Loan Documents, it is intended that the provisions selected to control by Beneficiary in its sole subjective discretion shall be controlling.

5.19

Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

5.20

No Merger. It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Property. It is hereby understood and agreed that should

Beneficiary acquire any additional or other interests in or to the Property or the ownership thereof, then, unless a contrary intent is manifested by Beneficiary as evidenced by an appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in such other or additional interests in or to the Property, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to said other or additional interests.

5.21

Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Beneficiary to amend, modify, increase, vary, alter or supplement this Deed of Trust, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Deed of Trust losing its priority over the rights of any such junior lien.

5.22

Beneficiary May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the principals or general partners or members in Grantor, or their respective creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

5.23

Fixture Filing. This Deed of Trust shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and is to be filed for record in the Real Estate Records of the county where the Property is situated. The mailing address of Grantor and the address of Beneficiary from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

5.24

After-Acquired Property. All property acquired by Grantor after the date of this Deed of Trust which by the terms of this Deed of Trust shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Grantor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances, as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

5.25

No Representation. By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to the Loan Documents, including, but not limited to, any officer's certificates balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Beneficiary.

5.26

Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be effective only upon deliver}' and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Deed of Trust may be detached from any counterpart of this Deed of Trust without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Deed of Trust identical in form hereto but having attached to it one or more additional signature pages.

5.27

Personal Liability. Notwithstanding anything to the contrary contained in this Deed of Trust, the liability of Grantor and its officers, directors, members and general partners for the indebtedness secured hereby and for the performance of the other agreements., covenants and obligations contained herein and in the other Loan

Documents shall be limited as set forth in Section 1.05 of the Note.

5.28

Recording and Filing. Grantor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Grantor shall reimburse Beneficiary, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

5.29

Entire Agreement and Modification. This Deed of Trust and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated. This Deed of Trust and the other Loan Documents may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

5.30

Maximum Interest. The provisions of this Deed of Trust and of all agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Beneficiary for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Grantor and Beneficiary shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Beneficiary shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Beneficiary be paid over to Grantor, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This paragraph will control all agreements between Grantor and Beneficiary.

5.31

Interest Payable by Beneficiary. Beneficiary shall cause funds in the Leasing Reserve and the Replacement Reserve to be deposited into an interest bearing account of the type customarily maintained by Beneficiary or its servicing agent for the investment of similar reserves, which account may not yield the highest interest rate then available. Interest payable on such amounts shall be computed based on the daily outstanding balance in each such Reserve. Such interest shall be calculated on a simple, non-compounded interest basis based solely on contributions made to each such Reserve by Grantor. All interest earned on amounts contributed to each such Reserve shall be retained by Beneficiary and accumulated for the benefit of and added to the balance in each such Reserve and shall be disbursed for payment of the items for which other funds in each such Reserve are to be disbursed.

5.32

Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit C attached hereto and made a part hereof, if any, shall be a part of this Deed of Trust and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Deed of Trust, be deemed to control.

5.33

Grantor hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, and agrees not to assert or take advantage of any rights Grantor may otherwise have under Utah Code Ann. § 78-37-1, or any other right to require Beneficiary to proceed against Grantor or any other person or to proceed against or exhaust any security held by Beneficiary at any time or to pursue any other remedy in Beneficiary's power or under any other agreement before proceeding against Grantor hereunder.

5.34

Notwithstanding the provisions of Article III of this Deed of Trust, the requirements of Utah Code Ann. §§ 57-1-24, 57-1-25, and 57-1-29 shall govern in the event that Beneficiary elects to initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale.

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the day and year first above written.

DRAPER CROSSING I L.C.,

a Utah limited liability company

By:

/s/ John Gust

Name:

John Gust

Title:

Manager

By:

/s/ Kem C. Gardner

Name:

Kem C. Gardner

Title:

Manager

Consented and Agreed to as to the provisions of Section 1.34

DRAPER CROSSING MEMBER CORP.

By:

/s/ Kem C. Gardner

Name:

Kem C. Gardner

Title:

President

STATE OF UTAH

)

)

COUNTY OF SALT LAKE)

On the 16th day of November, 2001, personally appeared before me John Gust, whose identity is personally known to me or proved to me on the basis of satisfactory evidence and who being duly sworn by me, did say that he is the Manager of Draper Crossing I, L.C., a Utah limited liability company, and that said document was signed by him on behalf of said limited liability company by authority of its operating agreement or of a resolution of its members, and said John Gust acknowledged to me that said limited liability company executed the same.

My Commission Expires: 8/23/05	/s/ Victoria A. Taylor
Notary Public

STATE OF UTAH

)

)

COUNTY OF SALT LAKE)

On the 14th day of November,  2001, personally appeared before me Kem C. Gardner, whose identity is personally known to me or proved to me on the basis of satisfactory evidence and who being duly sworn by me, did say that he is the Manager of Draper Crossing I, L.C., a Utah limited liability company, and that said document was signed by him on behalf of said limited liability company by authority of its operating agreement or of a resolution of its members, and said Kem C. Gardner acknowledged to me that said limited liability company executed the same.

My Commission Expires: 8/1/04	/s/ Barbara L. Clary
Notary Public

STATE OF UTAH

)

)

COUNTY OF SALT LAKE)

On the 14th day of November,  2001, personally appeared before me Kem C. Gardner, whose identity is personally known to me or proved to me on the basis of satisfactory evidence and who being duly sworn by me, did say that he is the President of Draper Crossing Member Corp. a Utah corporation, and that said document was signed by him on behalf of said limited liability company by authority of its operating agreement or of a resolution of its members, and said Kem C. Gardner acknowledged to me that said limited liability company executed the same.

My Commission Expires: 8/1/04

/s/ Barbara L. Clary

Notary Public